Exhibit 10.1
AGENCY AGREEMENT
February 23, 2011
Swisher Hygiene Inc.
4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina 28210
Dear Sirs:
     Clarus Securities Inc., Broadband Capital Management LLC and TD Securities Inc. (collectively, the “Agents”) understand that Swisher Hygiene Inc. (the “Company”) proposes to offer (the “Offering”) for sale, on a private placement basis, up to 12,262,500 subscription receipts (the “Subscription Receipts”) at a purchase price (the “Subscription Receipt Price”) of Cdn.$4.75 per Subscription Receipt. Each Subscription Receipt will entitle the holder to receive on the closing of the Acquisition (as defined below) without payment of additional consideration, one share of common stock, par value U.S. $0.001 per share, of the Company (a “Common Share”). In the event the closing of the Acquisition does not take place prior to the Termination Time (as defined below), the Subscription Receipt Agent and the US Escrow Agent (each as defined below), as applicable, shall return to holders of Subscription Receipts, commencing on the fifth Business Day following the Termination Time, an amount equal to the full Subscription Amount and their pro rata entitlement to interest actually earned on such an amount in accordance with the terms of the Subscription Receipt Agreement (as defined below).
          Based on the foregoing and subject to the terms and conditions set out below, the Agents hereby agree to act as the Company’s exclusive agents, on a marketed, best efforts basis, to offer the Subscription Receipts for sale on the Company’s behalf, all as contemplated in this Agreement.
TERMS AND CONDITIONS
1. Definitions. As used in this Agreement, unless the context otherwise requires:
(a)	“1934 Act” means the United States Securities and Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including judicial and administrative interpretations thereof.

(b)	“Acquisition” has the meaning ascribed thereto in the Subscription Agreement;

(c)	“Acquisition Agreement” has the meaning ascribed thereto in the Subscription Agreement;

(d)	“Action” has the meaning ascribed thereto in Section 6.2(aa) of this Agreement;

(e)	“affiliate”, “distribution” and “insider” have the respective meanings ascribed to them in the Securities Act (Ontario) and “affiliate” shall, without limitation, also include persons who are “affiliates” within the meaning ascribed to this term in Rule 144(a)(1) under the 1934 Act;

(f)	“Agents” has the meaning ascribed thereto in the cover page of this Agreement;

(g)	“Agents’ Commission” has the meaning ascribed thereto in Section 4 of this Agreement;

(h)	“Business Day(s)” means any day other than a Saturday or Sunday or any other day in which the principal chartered banks located in Toronto, Ontario or Charlotte, North Carolina are not open for business;

(i)	“Clarus” means Clarus Securities Inc.;

(j)	“Closing” means the completion of the delivery and sale of the Subscription Receipts and payment of the Subscription Amount;

(k)	“Closing Date” means February 23, 2011 or such other date as may be agreed upon by the Company and the Agents as of the closing date of the Offering;

(l)	“Closing Time” means 8:30 a.m. (Toronto time) on the Closing Date or such other date or time as the Company and the Agents may decide;

(m)	“Code” has the meaning ascribed thereto in Section 6.2(bb)(ii) of this Agreement;

(n)	“Common Share” has the meaning ascribed thereto on the cover page of this Agreement;

(o)	“Company” has the meaning ascribed thereto on the cover page of this Agreement;

(p)	“Company Material Adverse Effect” means any event, occurrence, change or effect that, individually or in the aggregate with all other events, circumstances, developments, changes and effects, is materially adverse to the affairs, business, operations, prospects, assets, financial condition, or results of operations of the Company and the Subsidiaries taken as a whole or would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement or the Acquisition Agreement or prevent or materially impair or delay the ability of the Company to perform its obligations hereunder or under the Acquisition Agreement, other than any event, occurrence, change or effect to the extent resulting from any one or more of the following (i) the execution and delivery of this Agreement, the pendency or public disclosure of this Agreement or the transactions contemplated by this Agreement (or any action taken by a party in response to such announcement), or the consummation of the transactions contemplated by this Agreement or (ii) any outbreak or escalation of hostilities or war or any act of terrorism;

(q)	“Company Permits” has the meaning ascribed thereto in Section 6.2(x) of this Agreement;

(r)	“Consistently Applied” has the meaning ascribed thereto is Section 6.2(y) of this Agreement;

(s)	“Contract” has the meaning ascribed thereto in Section 6.2(a) of this Agreement;

(t)	“Disclosure Documents” means each document (as such term is defined in Section 138.1 of the Securities Act (Ontario)) released by the Company since August 18, 2010 or filed with or furnished to the SEC pursuant to Section 13(a) or 15(d) of the 1934 Act since November 9, 2010;

(u)	“Environmental Laws” has the meaning ascribed thereto in Section 6.2(ff)(ii)(A) of this Agreement;

(v)	“Environmental Permits” has the meaning ascribed thereto in Section 6.2(ff)(ii)(B) of this Agreement;

(w)	“Exemptions” means the exemption from the prospectus and registration requirements under applicable Securities Laws, in respect of the issue of the Subscription Receipts, Section 2.03 of National Instrument 45-106 — Prospectus and Registration Exemptions and similar exemptions applicable in the United States or such other jurisdictions where the Subscription Receipts may be offered or sold;

(x)	“ERISA” has the meaning ascribed thereto in Section 6.2(bb)(ii) of this Agreement;

(y)	“Financial Statements” has the meaning ascribed thereto in Section 6.2(y)(i) of this Agreement;

(z)	“GAAP” has the meaning ascribed thereto in Section 6.2(y) of this Agreement;

(aa)	“General Solicitation or General Advertising” means “general solicitation or general advertising”, as used under Rule 502(c) under the U.S. Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television, or telecommunications, including electronic display or the Internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

(bb)	“Government Official” means any (a) officer, employee or other individual acting in an official capacity for a Governmental Authority), or any officer employee or other individual acting in an official capacity for a public international organization or (b) political party or official thereof or any candidate for any political office;

(cc)	“Governmental Authority” means any U.S. or Canadian domestic or foreign government, whether federal, provincial, state, territorial, local, regional, municipal or other political jurisdiction, and any agency, authority, instrumentality, court, tribunal, board, commission, bureau, arbitrator, arbitration tribunal or other tribunal, or any quasi-governmental or other entity, insofar as it exercises a legislative, judicial, regulatory, administrative, expropriation or taxing power or function of or pertaining to government;

(dd)	“Hazardous Substances” has the meaning ascribed thereto in Section 6.2(ff)(ii)(C) of this Agreement;

(ee)	“Improper Conduct” has the meaning ascribed thereto in Section 6.2(oo) of this Agreement;

(ff)	“Indemnified Party” has the meaning ascribed thereto in Section 9.1 of this Agreement;

(gg)	“Intellectual Property” has the meaning ascribed thereto in Section 6.2(dd)(ii) of this Agreement;

(hh)	“Investments” has the meaning ascribed thereto in Section 6.2(s)(iii) of this Agreement;

(ii)	“IRS” has the meaning ascribed thereto in Section 6.2(bb)(ii) of this Agreement;

(jj)	“Law” has the meaning ascribed thereto in Section 6.2(w) of this Agreement;

(kk)	“Lease Documents” has the meaning ascribed thereto in Section 6.2(cc)(ii) of this Agreement;

(ll)	“Leased Properties” has the meaning ascribed thereto in Section 6.2(cc)(ii) of this Agreement;

(mm)	“Legislation” has the meaning ascribed thereto in Section 6.2(oo) of this Agreement;

(nn)	“Licensed Intellectual Property” has the meaning ascribed thereto in Section 6.2(dd)(i) of this Agreement;

(oo)	“lien” means any mortgage, pledge, lien, encumbrance, charge or other security interest;

(pp)	“Losses” has the meaning ascribed thereto in Section 9.1 of this Agreement;

(qq)	“material” means material in relation to the Company and its Subsidiaries considered on a consolidated basis;

(rr)	“material change” has the meaning ascribed to it in the Securities Act (Ontario);

(ss)	“material fact” has the meaning ascribed to it in the Securities Act (Ontario);

(tt)	“Material Subsidiaries” means the Subsidiaries whose assets or revenues, calculated on an individual basis, represent more than 10% of the consolidated assets or revenues of the Company;

(uu)	“misrepresentation” means, with respect to circumstances in which the Securities Laws are applicable, a misrepresentation as defined under the Securities Act (Ontario);

(vv)	“Most Recent Balance Sheet” has the meaning ascribed thereto in Section 6.2(y)(ii) of this Agreement;

(ww)	“Multiemployer Plan” has the meaning ascribed thereto in Section 6.2(bb)(ii) of this Agreement;

(xx)	“NI 45-102” means National Instrument 45-102 — Resale of Securities;

(yy)	“NI 51-102” means National Instrument 51-102 — Continuous Disclosure Obligations;

(zz)	“Offering” has the meaning ascribed thereto on the cover page of this Agreement;
(aaa)	“Owned Intellectual Property” has the meaning ascribed thereto in Section 6.2(dd)(iv) of this Agreement;

(bbb)	“Owners” has the meaning ascribed thereto in Section 6.2(oo) of this Agreement;

(ccc)	“Penalty Shares” has the meaning ascribed thereto in the Subscription Agreement;

(ddd)	“Permitted Liens” means with respect to any assets of the Company (i) mechanic’s materialmen’s and similar liens with respect to amounts not past due, (ii) liens for income Taxes or other Taxes not yet due and payable or for income Taxes or other Taxes that the taxpayer is contesting in good faith pursuant to proceedings disclosed in the Disclosure

Documents, (iii) purchase money liens arising by operation of law (including liens on inventory and other assets in favour of vendors of the Company) and (iv) liens securing rental payments under capital lease arrangements disclosed in the Disclosure Documents;

(eee)	“Personnel” has the meaning ascribed thereto in Section 9.3 of this Agreement;

(fff)	“Personal Property” has the meaning ascribed thereto in Section 6.2(cc)(iv) of this Agreement;

(ggg)	“Plans” has the meaning ascribed thereto in Section 6.2(bb)(ii) of this Agreement;

(hhh)	“Release” has the meaning ascribed thereto in Section 6.2(ff)(ii)(D) of this Agreement;

(iii)	“Registration Statement” has the meaning ascribed thereto in Schedule “F” to the Subscription Agreement;

(jjj)	“Regulation D” means Regulation D promulgated under the U.S. Securities Act;

(kkk)	“Regulation M” means Regulation M promulgated under the 1934 Act;

(lll)	“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(mmm)	“representatives” has the meaning ascribed thereto in Section 6.2(oo) of this Agreement;

(nnn)	“SEC” means the United States Securities and Exchange Commission;

(ooo)	“Securities” means the Subscription Receipts, Underlying Common Shares and Penalty Shares;

(ppp)	“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Selling Jurisdictions, and the notices, policies and written interpretations issued by the Securities Regulators in each of the Selling Jurisdictions, and the rules of the Toronto Stock Exchange and Nasdaq/ Global Market;

(qqq)	“Securities Regulators” means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires;

(rrr)	“Selling Jurisdictions” means each of the provinces of Canada, the United States and any state of the United States of America and such other jurisdictions where the Agents choose to sell Subscription Receipts in accordance with this Agreement provided that the Company is not required to file a prospectus or other disclosure document or become subject to reporting obligations in such other jurisdictions;

(sss)	“Stock Exchanges” means the Toronto Stock Exchange and the NASDAQ Global Market;

(ttt)	“Subscriber” means a purchaser of Subscription Receipts and “Subscribers” means all of the purchasers of the Subscription Receipts;

(uuu)	“Subscription Agreements” means the agreements to be entered into between the Company and each Subscriber of Subscription Receipts resident in a Selling Jurisdiction in the form attached as Schedule “A” hereto;

(vvv)	“Subscription Receipt” has the meaning ascribed thereto on the cover page of this Agreement;

(www)	“Subscription Receipt Agent” means Equity Financial Trust Company;

(xxx)	“Subscription Receipt Agreement” means the subscription receipt agreement entered into between the Company, the Agents, the Subscription Agent and the U.S. Escrow Agent on the Closing Date governing the terms and conditions of the Subscription Receipts;

(yyy)	“Subscription Receipt Certificate” means the certificate to be dated the date of issue which will represent the Subscription Receipts substantially in the form attached to the Subscription Receipt Agreement as Schedule “A”;

(zzz)	“Subscription Receipt Price” has the meaning ascribed thereto on the cover page of this Agreement;

(aaaa)	“Subsidiaries” any entity of which more than 50 percent of the voting securities are directly or indirectly owned by the Company and the financial statements of which are consolidated with those of the Company and “Subsidiary” means any one of the Subsidiaries;

(bbbb)	“Taxes” has the meaning ascribed hereto in Section 6.2(ee)(v) of this Agreement;

(cccc)	“Tax Returns” has the meaning ascribed thereto in Section 6.2(ee)(v)(B) of this Agreement;

(dddd)	“Termination Time” means 11:59 pm (Toronto time) on March 31, 2011;

(eeee)	“to the knowledge of” means (unless otherwise expressly stated), with respect to the Company, a statement of the actual knowledge, after having made reasonable enquiries (such reasonable enquiries not needing to include enquiries of third parties), of Steve Berrard, Tom Byrne and Tom Aucamp of the facts or circumstances to which such phrase relates;

(ffff)	“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(gggg)	“U.S. Escrow Agent” means Continental Stock Transfer & Trust Co.;

(hhhh)	“U.S. Person” means a U.S. Person as defined in Rule 902(k) of Regulation S under the U.S. Securities Act;

(iiii)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including judicial and administrative interpretations thereof;

(jjjj)	“U.S. Securities Laws” means the applicable blue sky or securities legislation in the United States, together with the 1934 Act and the U.S. Securities Act and the rules and regulations of the SEC or state securities authority thereunder; and

(kkkk)	“Underlying Common Shares” means the Common Shares issuable upon exchange of the Subscription Receipts in accordance with and subject to the terms of the Subscription Receipt Agreement.
2. Interpretation. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
(a)	“this Agreement” means this Agency Agreement;

(b)	any reference in this Agreement to a designated “Section”, “Subsection”, “Paragraph”, “Schedule” or other subdivision refers to the designated section, subsection, paragraph, schedule or other subdivision of this Agreement;

(c)	the words “herein” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement;

(d)	the word “including”, when following any general statement, term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter;

(e)	any reference to a statute includes and, unless otherwise specified herein, is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which have the effect of supplementing or superseding such statute or such regulation;

(f)	any reference to “party” or “parties” means the Company, the Agents, or all of them, as the context requires;

(g)	the headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement; and

(h)	words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa.
3. Appointment of Agents. Subject to the terms and conditions of this Agreement, the Company appoints the Agents, and the Agents agree to act as the exclusive Agents of the Company, to offer the Subscription Receipts for sale in the Selling Jurisdictions and to use their marketed, best efforts to solicit and procure Subscribers of the Subscription Receipts on behalf of the Company. The Subscription Receipts will be sold by way of the exemption from registration under the U.S. Securities Act provided by Section 4(2) thereof and Rule 506 of Regulation D thereunder and (i) private placement to “Accredited Investors” under the applicable Exemptions in each of the provinces of Canada, (ii) in the United States pursuant to the foregoing exemptions, and (iii) in such other jurisdictions (in accordance with local laws) as may be agreed to by the Company and the Agents provided that the Company is not required to file a prospectus or other disclosure document or become subject to reporting obligations in such jurisdictions. The Company shall issue and sell the Subscription Receipts at the Closing Time, in accordance with and subject to the provisions of this Agreement and the Subscription Agreements. It is understood and agreed by the parties that the Agents shall act as agent only and at no time shall the Agents have any obligation whatsoever to purchase Subscription Receipts as principal.
4. Agents’ Commission. In consideration of the Agents agreement to act as financial advisors to the Company, find and introduce potential Subscribers of the Subscription Receipts and otherwise assist in the distribution of the Subscription Receipts in accordance with this Agreement, the Company agrees to pay to the Agents an aggregate cash commission (the “Agents’ Commission”) equal to 5.0% of the gross proceeds of the Subscription Receipts. The Agents’ Commission shall be payable by the Company to Clarus on behalf of the Agents on the closing date of the Acquisition, pursuant to the provisions of the Subscription Receipt Agreement.
In addition, the Company agrees to pay the Agents’ expenses in accordance with Section 12.
5. Offering Procedures.
5.1 Each Subscriber of Subscription Receipts will purchase Subscription Receipts and the Company will issue and sell the Subscription Receipts pursuant to exemptions from applicable prospectus and registration requirements under Securities Laws of the jurisdiction of residence of the Subscriber or such other jurisdiction as may be applicable to the Subscriber and as contemplated by the Subscription Agreements. Each Subscriber will enter into a Subscription Agreement with the Company. The Agents will notify the Company with respect to the identities of Subscribers in sufficient time to allow the Company to comply with all applicable regulatory requirements and all requirements under the Securities Laws to be complied with by the Company as a result of the offering and sale of the Subscription Receipts to such Subscribers on a private placement basis in such Selling Jurisdictions.
5.2 The Company and the Agents will each use their best efforts to file or cause to be filed all documents required to be filed by the Company and the Subscribers, respectively, in connection with the purchase and sale of the Subscription Receipts so that the distribution of the Subscription Receipts may lawfully occur on an exempt basis.
5.3 The Company covenants that it will, as soon as reasonably practicable after the Closing, prepare and file the Registration Statement as set out in Schedule “F’ to the Subscription Agreement.
5.4 The Company will promptly inform the Agents of the receipt by the Company of any material communication from the Securities Regulators or any other securities regulatory authority of any other jurisdiction, the Stock Exchanges or any other competent authority relating to the Registration Statement, the “form 10 information” (as defined in Rule 144(i)(2) under the 1933 Act) or the Company’s other filings with the SEC.
6. Representations and Warranties of the Company.
6.1 Each officers’ certificate required to be provided in accordance with the terms of this Agreement, signed by any officer of the Company and delivered to the Agents or Agents’ counsel, will constitute a representation and warranty by the Company to the Agents or Agents’ counsel, as the case may be, as to the matters covered by the certificate.

6.2 The Company represents and warrants to each of the Agents and acknowledges that each of the Agents is relying upon such representations and warranties in connection with its execution and delivery of this Agreement that:
(a)	the Subscription Agreements, the Subscription Receipt Agreement and the Subscription Receipt Certificates have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, is, or will be, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as that enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction;

(b)	the Subscription Receipts, Underlying Common Shares and Penalty Shares to be issued by the Company and/or sold pursuant to this Agreement and the Subscription Agreements will be duly authorized for that issuance and sale by all necessary action on the part of the Company and, when issued and delivered by the Company against payment of the applicable consideration, the Subscription Receipts, Underlying Common Shares and Penalty Shares issued pursuant to this Agreement and the Subscription Agreements, will have been validly issued, will be outstanding as fully paid and non-assessable and will not have been issued in violation of or subject to any pre-emptive rights or other contractual rights to purchase securities issued by the Company or in violation of any applicable law;

(c)	the Company is a reporting issuer under the securities laws of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland and a registrant under the 1934 Act, and is not in default in any material respect of any requirement of such securities laws and the Company is not included on a list of defaulting reporting issuers maintained by the Securities Regulators of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland and further, that commencing on November 10, 2011 holders of the Underlying Common Shares will be able to offer and sell such Underlying Common Shares pursuant to Rule 144(i) under the 1933 Act, provided that at the time of any such offer or sale, the holder thereof is not an Affiliate of the Company, and provided further, that at that time of such offer or sale, the Company has filed all reports and other materials required to be filed by it pursuant to Section 13 or 15(d) under the 1934 Act during the preceding 12 months, other than Form 8-K reports;

(d)	no order ceasing or suspending trading in securities of the Company, prohibiting the sale of such securities, has been issued to the Company, directors or officers and, to the knowledge of the Company, no such investigations or proceedings for such purposes are pending or threatened;

(e)	the Subscription Receipt Agent, at its principal office in Toronto, has been duly appointed as transfer agent and registrar for the Common Shares;

(f)	the Underlying Common Shares will not be subject to a restricted period or to a statutory hold period under the Securities Laws or to any resale restriction under the policies of the Stock Exchanges other than as described in the Subscription Agreement;

(g)	the Company will use the proceeds of the Offering in the manner described in the Subscription Agreement;

(h)	since August 18, 2010, the Company has been in compliance in all material respects with its continuous disclosure obligations under applicable Securities Laws;

(i)	all the statements set forth in the Disclosure Documents were true, correct, and complete in all material respects and did not contain any misrepresentation as of the date of such statements and the Company has not filed any confidential material change reports under the laws of Canada or the United States since the date of such statements which remain confidential as at the date hereof;

(j)	other than as disclosed in the Disclosure Documents, no material fact or material change has arisen or has been discovered which would have been required to have been stated in the Disclosure Documents had the fact arisen or been discovered on, or prior to, the date of such Disclosure Documents, and, except as have been disclosed in the Disclosure Documents, the Company has not suffered a Company Material Adverse Effect since November 2, 2010 and the Company has not suffered a Company Material Adverse Effect in relation to the Common Shares;

(k)	the Company’s Auditors are independent public accountants as required under applicable Securities Laws, are qualified to act as auditors of the Company under the applicable Securities Laws, and there has never been a reportable disagreement (within the meaning of the applicable Securities Laws) between the Company and the Company’s Auditors;

(l)	during the period in which the Subscription Receipts are offered for sale, the Company did not and will not authorize any person acting on its or their behalf (other than the Agents, their affiliates and any person acting on their behalf, as to which no representation is made) to take any action that would cause the exemption afforded by Section 4(2) of the U.S. Securities Act or Rule 506 thereunder to be unavailable for offers and sales of the Subscription Receipts, pursuant to this Agreement;

(m)	neither the Company, nor any of its affiliates, nor any person authorized to act on its behalf have engaged or will engage in any form of General Solicitation or General Advertising with respect to offers or sales of the Subscription Receipts;

(n)	the Company has not, for a period of six months prior to the date hereof sold, offered for sale or solicited any offer to buy any of its securities in the United States in a manner that would be “integrated” with the Offering and that would cause the exemption afforded by Section 4(2) of the U.S. Securities Act and Rule 506 of Regulation D to be unavailable for offers and sales of the Subscription Receipts;

(o)	during the period in which the Subscription Receipts are offered for sale, neither the Company nor any of its affiliates, nor any person authorized to act on its behalf (other than the Agents, their affiliates and any person acting on their behalf, as to which no representation is made) has taken or will take, directly or indirectly, any action that would constitute a violation of Regulation M of the SEC under the 1934 Act;

(p)	the Company shall cause a Form D to be filed with the SEC within 15 days of the first sale of Subscription Receipts and shall, unless directed to the contrary by the Agents with regard to any jurisdiction in which a U.S. Affiliate is relying on a state institutional exemption that does not require the making of any filing, make such other filings as shall be required by applicable state Securities Laws to secure exemption from registration under such securities laws for the sale of the Subscription Receipts in such states;

(q)	neither the Company nor any of the affiliates thereof has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D concerning the filing of notice of sales on Form D;

(r)	the Company is not now and, as a result of the transactions contemplated by this Agreement and the Subscription Agreements, will not be an “investment company” (as defined in the United States Investment Company Act of 1940) that is or will be required to be registered under Section 8 of that Act;

(s)	(i) the Company and each Subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate or other power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company and each Subsidiary is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not reasonably be expected to have a Company Material Adverse Effect;
(ii)	a true and complete list of all Material Subsidiaries, together with the jurisdiction of incorporation, or formation, of each such Subsidiary and the percentage of the outstanding capital stock or other equity interests of each such Subsidiary owned by the Company, each other Subsidiary and any other person, is set forth in the Disclosure Documents; and

(iii)	the Disclosure Documents list any and all persons of which the Company directly or indirectly owns an equity or similar interest, or an interest convertible into or exchangeable or exercisable for an equity or similar interest, of less than 50% of such person (collectively, the “Investments”). Except as set forth in the Disclosure Documents and except as indicated on the Financial Statements, the Company or a Subsidiary, as the case may be, owns all Investments free and clear of all Liens, and there are no outstanding contractual obligations of the Company or any Subsidiary permitting the repurchase, redemption or other acquisition of any of its interest in the Investments on terms that are not fair market value terms or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise in, or provided any material guarantee with respect to, any Investment);
(t)	the Company has made available to the Agents a complete and correct copy of the articles of incorporation and the bylaws each as amended to date, of the Company and each Subsidiary. Such articles of incorporation and bylaws are in full force and effect and no other organizational documents are applicable or binding upon the Company or any of its Subsidiaries. Neither the Company nor any Subsidiary is currently in violation of any material provision of its articles of incorporation or bylaws or similar organizational documents in any material respect. The Company has made available to the Agents a complete and correct copies of the minutes of all meetings and all written consents of the board of the Company (and each committee thereof) and of the shareholders of the Company;

(u)	(i)	as of the date of this Agreement, the authorized capital stock of the Company consists of Common Shares, of which 115,577,927 are issued and outstanding. Each outstanding Common Share is duly authorized, validly issued, fully paid and nonassessable and was issued free of preemptive (or similar) rights; and
(ii)	except as described in the Disclosure Documents and in this Agreement, there are no (A) options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any Subsidiary or obligating the Company or any Subsidiary or any shareholder of the Company to issue or sell any shares of capital stock of, or other equity interests in, the Company or any Subsidiary, (B) voting securities of the Company or securities convertible, exchangeable or exercisable for shares of capital stock or voting securities of the Company, or (C) equity equivalents, interests in the ownership or earnings of the Company or any Subsidiary or rights with respect to the foregoing. All shares of Common Stock reserved for issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive (or similar) rights. All securities of the Company have been issued in compliance with all applicable Laws, except to the extent that any non-compliance will not result in any Company Material Adverse Effect. There are no outstanding contractual obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any shares of Common Stock or any capital stock of any Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other Person. Except as set forth in the Disclosure Documents, none of the Company or any Subsidiary is a party to any shareholders’ agreement, voting trust agreement or registration rights agreement relating to any equity securities of the Company or any Subsidiary or any other Contract relating to disposition, voting or dividends with respect to any equity securities of the Company or of any Subsidiary;
(v)	the Company has all necessary power and authority to execute and deliver this Agreement, the Subscription Receipt Agreement and the Subscription Agreements, and to perform its obligations thereunder. The execution and delivery of this Agreement by the Company have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Agents constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as that enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction;

(w)	the execution and delivery of this Agreement, the Subscription Receipt Agreement and the Subscription Agreements by the Company does not, and the performance by the

Company of its obligations under this Agreement, the Subscription Receipt Agreement and the Subscription Agreements does not and will not, (i) conflict with or result in a violation or breach of the Articles of Incorporation or Bylaws (or similar organizational documents) of the Company, (ii) except for post-closing filings made in the ordinary course for transactions of the kind set out in this Agreement, the Subscription Receipt Agreement and the Subscription Agreements, conflict with or violate any statute, law, ordinance, regulation, rule, common law, code, executive order, judgment, decree or other order (“Law”) applicable to the Company or by which any property or asset of the Company is bound or affected, or (iii) result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, require consent or result in a material loss of a material benefit under, give rise to a right or obligation to purchase or sell assets or securities under, give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any material property or asset of the Company or any Subsidiary pursuant to, any note, bond, mortgage, indenture, contract (written or oral), agreement, lease, license, permit, franchise or other binding commitment, instrument or obligation (each, a “Contract”) to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary or any material property or asset of the Company or any Subsidiary is bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not reasonably be expected to have a Company Material Adverse Effect;

(x)	the Company and each Subsidiary is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for each such entity to own, lease and operate its material properties or to carry on its business substantially as it is now being conducted (the “Company Permits”), and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened. Neither the Company nor any Subsidiary is operating in material violation of: (a) any Law applicable to such entity or by which any property or asset of such entity is bound or affected, and (b) any Company Permit to which such entity is a party or by which such entity or any such property or asset of such entity is bound, except in any case for any such violations which would not have a Company Material Adverse Effect. Neither the Company nor any Subsidiary has received written notice of any default, and, to the Company’s knowledge, no event has occurred which, with notice or lapse of time or both would constitute a default;

(y)	(i) the financial statements in the Disclosure Documents (the “Financial Statements”) have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), applied on a consistent basis throughout the periods involved (except to the extent required by changes in GAAP or as may be indicated in the notes thereto, if any) (hereinafter, “Consistently Applied”) and present fairly, in all material respects, the consolidated or combined financial position of the Company and its Subsidiaries as of the respective dates thereof and the results of operations for the periods indicated; and
(ii)	neither the Company nor any Subsidiary have any liabilities, obligations or commitments (including without limitation, liabilities, obligations or commitments to fund any operations or work or to give any guarantees or for Taxes) whether accrued, absolute, contingent or otherwise, of the type required by GAAP to be reflected or reserved against on the balance sheets except (i) to the extent reflected, reserved or taken into account in the balance sheet of Swisher International, Inc. and its subsidiaries as of September 30, 2010 (and included in the Form 10 of the Company), including all notes thereto, if any and the most recently filed balance sheet of the Company in the Disclosure Documents (collectively, the “Most Recent Balance Sheet”) and not heretofore paid or discharged, (ii) liabilities incurred in the ordinary course of business consistent with past practice since the date of the Most Recent Balance Sheet (none of which relates to breach of contract, breach of warranty, tort, infringement or violation of law, or which arose out of any action, suit, claim, governmental investigation or arbitration proceeding), (iii) normal accruals, reclassifications, and audit adjustments which would be reflected on an audited financial statement and which would not be material on a consolidated basis, (iv) liabilities incurred in the ordinary course of business consistent with past practice prior to the date of the Most Recent Balance Sheet which, in accordance with GAAP Consistently Applied, were not recorded thereon, and (v) except as would not result in a Company Material Adverse Effect;
(z)	except in connection with the transactions contemplated by this Agreement, during the period beginning on November 9, 2010 and ending on the date hereof, the Company (on a consolidated basis) has conducted its business, in all material respects, in the ordinary course consistent with past practice;

(aa)	there is no litigation, suit, claim, action, proceeding, hearing, petition, grievance, complaint or investigation (an “Action”) pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, or any property or asset of the Company or any Subsidiary, before any Governmental Authority or arbitrator that would reasonably be expected to have a Company Material Adverse Effect. As of the date of this Agreement, to the Company’s knowledge no officer or director of the Company is a defendant in any Action in connection with his status as an officer or director of the Company or any Subsidiary. Other than pursuant to Articles of Incorporation, Bylaws or other organizational documents, no Contract between the Company or any Subsidiary and any current or former director or officer exists that provides for indemnification. Neither the Company nor any Subsidiary nor any property or asset of the Company or any Subsidiary is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority. Neither the Company nor any Subsidiary has received written notice of any default, and, to the Company’s knowledge, no event has occurred which, with notice or lapse of time or both, would constitute a default by the Company or the applicable Subsidiaries in connection with any of the foregoing which would result in a Company Material Adverse Effect;

(bb)	(i) except as set forth in the Disclosure Documents, the Company is not a party to or bound by any collective bargaining agreement or any other agreement with a labor union, and, to the Company’s knowledge, there has been no effort by any labor union during the 24 months prior to the date hereof to organize any employees of the Company into one or more collective bargaining units. There is no pending or, to the Company’s knowledge, threatened labor dispute, strike or work stoppage which affects or which may affect the business of the Company or which may interfere with its continued operations. Neither the Company (on a consolidated basis) nor to the Company’s knowledge any agent, representative or employee thereof has within the last 12 months committed any unfair labor practice as defined in the National Labor Relations Act, as amended, and there is no pending or, to the Company’s knowledge, threatened charge or complaint against the Company (on a consolidated basis) by or with the National Labor Relations Board or any representative thereof. There has been no strike, walkout or work stoppage or threat thereof involving any of the employees of the Company during the 12 months prior to the date hereof. The Company (on a consolidated basis) has complied in all material respects with applicable Laws, rules and regulations relating to employment, civil rights and equal employment opportunities, including but not limited to, the Civil Rights Act of 1964, the Fair Labor Standards Act, and the Americans with Disabilities Act, as amended, except for those instances of non-compliance which would not result in a Company Material Adverse Effect;
(ii)	the Company has made available to Agents all material employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment, termination, severance or other contracts or agreements to which the Company or any Subsidiary is a party, with respect to which the Company or any Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Company or any Subsidiary for the benefit of any current or former employee, consultant, officer or director of the Company or any Subsidiary (collectively, the “Plans”). The Company has made available to Agents a true and complete copy of each Plan and has made available to Agents a true and complete copy of (where applicable) (A) each trust or funding arrangement prepared in connection with each such Plan, (B) the two most recently filed annual reports on Internal Revenue Service (“IRS”) Form 5500, (C) the most recently received IRS determination letter for each such Plan, (D) the two most recently prepared actuarial reports and financial statements in connection with each such Plan, and (E) the most recent summary plan description and any material written communications (or a description of any material oral communications) by the Company or the Subsidiaries to any current or former employees, consultants, or directors of the Company or any Subsidiary concerning the extent of the benefits currently provided under a Plan;

(iii)	neither the Company nor any Subsidiary has now or at any time contributed to, sponsored, or maintained (i) a pension plan (within the meaning of Section 3(2) of ERISA) subject to Section 412 of the United States Internal Revenue Code of 1986, as amended (the “Code”) or Title IV of ERISA; (ii) a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) (a “Multiemployer Plan”); or (iii) a single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) for which the Company or any Subsidiary could incur liability under Section 4063 or 4064 of ERISA (a “Multiple Employer Plan”);

(iv)	with respect to the Plans, no event has occurred and, to the knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company or any Subsidiary could reasonably be expected to be subject to any actual or contingent liability under the terms of such Plan or any applicable Law which would reasonably be expected to have a Company

Material Adverse Effect. Each Plan may be amended or terminated without liability to the Company, other than liability for accrued benefits through the date of the amendment or termination and administrative costs of amending or terminating the Plan;

(v)	each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or prototype opinion letter from the IRS covering all of the provisions applicable to the Plan for which determination letters or prototype opinion letters are currently available that the Plan is so qualified and each trust established in connection with any Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt, and, to the knowledge of the Company, no circumstance exists that could reasonably be expected to result in the revocation of such exemption;

(vi)	each Plan has been established and administered by the Company’s third party administrators to the knowledge of the Company, in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws, except to the extent such noncompliance, would not reasonably be expected to have a Company Material Adverse Effect;

(vii)	with respect to any Plan, (A) no Actions (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened, that would reasonably be expected to have a Company Material Adverse Effect, (B) to the knowledge of the Company, no facts or circumstances exist that could reasonably be expected to give rise to any such Actions, and (C) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the IRS or other Governmental Authority is pending, in progress or, to the knowledge of the Company, threatened that would reasonably expected to have a Company Material Adverse Effect; and

(viii)	each Plan that is a “group health plan” (as defined in Code Section 5000(b)(1), Title I of ERISA or the U.S. Public Health Service Act) has been operated by the Company’s third party administrators to the knowledge of the Company, in compliance in all material respects with (i) the group health plan continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA (“COBRA Coverage”) or similar state law, (ii) Section 4980D of the Code, (iii) Title I of ERISA, (iv) the U.S. Public Health Service Act and (v) the provisions of the U.S. Social Security Act, in each case to the extent applicable;
(cc)	(i)	neither the Company nor any of its Subsidiaries owns any real property;
(ii)	the Company has made available to Agents the list of each parcel of real property currently leased or subleased by the Company or any Subsidiary (collectively, the “Leased Properties”) which list sets forth the Company or the Subsidiary holding such leasehold interest, with the name of the lessor and the date of the lease, sublease, assignment of the lease, any guaranty given or leasing commissions remaining payable by the Company or any Subsidiary in connection therewith and each material amendment to any of the foregoing (collectively, the “Lease Documents”). The Company or the applicable Subsidiary owns a valid leasehold interest in the Leased Properties, free and clear of all Liens other than Permitted Liens. True, correct and complete copies of all Lease Documents have been made available to Agents. Each of the Lease Documents is valid, binding and in full force and effect as against the Company or the Subsidiaries and, to the Company’s knowledge, as against the other party thereto;

(iii)	neither the Company nor any Subsidiary has received written notice under any of the Lease Documents of any default, and, to the Company’s knowledge, no event has occurred which, with notice or lapse of time or both, would constitute a default by the Company or the applicable Subsidiaries thereunder which would result in a Company Material Adverse Effect; and

(iv)	to the Company’s knowledge, the Company and the Subsidiaries own, or have valid leasehold rights to, all material furniture, fixtures, equipment, operating supplies and other personal property (collectively, the “Personal Property”) necessary for the operation of each Leased Property, subject to no Liens, other than as would not result in a Company Material Adverse Effect, in the case of owned Personal Property. The Company owns or has a valid leasehold right to all Personal Property at each of its locations;
(dd)	(i)	(A) to the Company’s knowledge, the conduct of the business of the Company and the Subsidiaries as currently conducted does not infringe upon or misappropriate the Intellectual Property rights of any third party, and no claim has been asserted against the Company or any Subsidiary that the conduct of the business of the Company and the Subsidiaries as currently conducted infringes upon, or may infringe upon or misappropriates the Intellectual Property rights of any third party; (B) with respect to each item of Intellectual Property that is owned by the Company or a Subsidiary and is material to its operations (“Owned Intellectual Property”), the Company or a Subsidiary is the owner of the entire right, title and interest in and to such Owned Intellectual Property and is entitled to use such Owned Intellectual Property in the continued operation of its respective business; (C) with respect to each item of Intellectual Property that is licensed to or otherwise held or used by the Company or a Subsidiary and is material to its operations (“Licensed Intellectual Property”), the Company or a Subsidiary has the right to use such Licensed Intellectual Property in the continued operation of its respective business in accordance with the terms of the license agreement governing such Licensed Intellectual Property; (D) none of the Owned Intellectual Property has been adjudged invalid or unenforceable in whole or in part and, to the Company’s knowledge, the Owned Intellectual Property is valid and enforceable; (E) to the Company’s knowledge, no person is engaging in any activity that infringes upon the Owned Intellectual Property; (F) to the Company’s knowledge, each license of the Licensed Intellectual Property is valid and enforceable, is binding on all parties to such license, and is in full force and effect; (G) to the Company’s knowledge, no party to any license of the Licensed Intellectual Property is in breach or default of any material provision thereof or thereunder; (H) the Company has taken all reasonable actions (including executing non-disclosure and intellectual property assignment agreements) to protect, preserve and maintain the Owned Intellectual Property; and (I) neither the execution of this Agreement nor the consummation of any Transaction shall adversely affect any of the Company’s rights with respect to the Owned Intellectual Property or the Licensed Intellectual Property;

(ii)	for purposes of this Agreement, “Intellectual Property” means (A) United States and Canadian patents, patent applications and statutory invention registrations, (B) trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and other source identifiers, and registrations and applications for registration thereof, (C) copyrightable works, copyrights, and registrations and applications for registration thereof, (D) all items of software, source code, object code or other computer program of whatever name and (F) confidential and proprietary information, including trade secrets and know-how;
(ee)	(i)	each of the Company and its Subsidiaries has filed all Tax Returns required to be filed by any of them, except, where the failure to file such Tax Returns would not, have a Company Material Adverse Effect. The Company and each of its Subsidiaries have correctly reported all income and all other amounts or information required to be reported to the applicable Governmental Authority with respect to any such Taxes, except as would not result in a Company Material Adverse Effect. Copies of all federal, state and local Tax Returns for the Company and each Subsidiary with respect to the taxable years commencing on or after the 2007 tax year have been delivered or made available to representatives of the Agents. To the Company’s knowledge, no deficiencies for any Taxes have been asserted or assessed in writing against the Company or any of its Subsidiaries as of the date of this Agreement, and no requests for waivers of the time to assess any such Taxes are pending. There are no pending or, to the knowledge of the Company, threatened audits, examinations, investigations or other proceedings in respect of any Tax of the Company;
(ii)	all material Taxes due and owing by the Company (whether or not shown on any Tax Return) have been paid or have been properly accrued on the Company’s Financial Statements in accordance with GAAP. The Company has withheld all Taxes required to have been withheld in connection with amounts paid to its employees, independent contractors, customers, shareholders and other Persons, and has paid, or will timely pay, all amounts so withheld to the appropriate Governmental Authority, except when failures to withhold would not result in a Company Material Adverse Effect;

(iii)	the Company is not currently delinquent in the payment of any Tax. There are no Tax liens on any assets of the Company, except for statutory liens for Taxes that are not yet due and payable, liens for Taxes which are currently payable without penalty or interest and liens for Taxes being contested in good faith by any appropriate proceeding for which adequate reserves have been established. There is no material Tax deficiency outstanding or assessed or proposed against the Company that is not reflected as a liability on the Company’s Financial Statements. The Company has not executed any agreements or waivers extending any statute of limitations on or extending the period for the assessment or collection of any Tax;

(iv)	the Company has not assumed any obligation to pay any Tax obligations of, or with respect to any transaction relating to, any other Person or agreed to indemnify any other Person with respect to any Tax;

(v)	for purposes of this Agreement:

(A)	“Tax” or “Taxes” shall mean any and all federal, state, local and foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any governmental or Tax authority; and

(B)	“Tax Returns” means any and all returns, declarations, claims for refund, or information returns or statements, reports and forms relating to Taxes filed with any Tax authority (including any schedule or attachment thereto) with respect to the Company or the Subsidiaries, including any amendment thereof;
(ff)	(i)	except as would not reasonably be expected to have a Company Material Adverse Effect: (A) to the Company’s knowledge, none of the Company or any of the Subsidiaries has violated, or is in violation of, any Environmental Law; (B) to the Company’s knowledge, there is and has been no Release of Hazardous Substances in violation of Environmental Laws at, on, under or any of the properties currently leased or operated by the Company or any of the Subsidiaries or, during the period of the Company’s or the Subsidiaries’ lease or operation thereof, formerly leased or operated by the Company or any of the Subsidiaries; (C) the Company and the Subsidiaries have obtained and are and have been in material compliance with all, and have not violated any, required Environmental Permits; (D) the Company and its Subsidiaries have not received any written claims against the Company or any of the Subsidiaries alleging violations of or liability or obligations under any Environmental Law;
(ii)	for purposes of this Agreement:
(A)	“Environmental Laws” means any Laws (including common law) of the United States federal, state, local, non-United States, or any other Governmental Authority; relating to (A) Releases or threatened Releases of Hazardous Substances or materials containing Hazardous Substances; (B) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (C) pollution or protection of the environment or human health and safety as affected by Hazardous Substances or materials containing Hazardous Substances;

(B)	“Environmental Permits” means any permit, license registration, approval, notification or any other authorization pursuant to Environmental Law;

(C)	“Hazardous Substances” means (A) those substances, materials or wastes defined as toxic, hazardous, acutely hazardous, pollutants, contaminants, or words of similar import, in or regulated under the following United States federal statutes and any analogous state statutes, and all regulations thereunder: the Hazardous Materials Transportation Act, the

Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act; (B) petroleum and petroleum products, including crude oil and any fractions thereof; (C) natural gas, synthetic gas, and any mixtures thereof; and (D) polychlorinated biphenyls, asbestos, molds that could reasonably be expected to adversely affect human health, urea formaldehyde foam insulation and radon; and

(D)	“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, migrating, seeping, leaching, dumping, or disposing of any substance, material or product into or through the environment;
(gg)	(i)	except for this Agreement, the Subscription Receipt Agreement and the Subscription Agreements, and any Lease, as of the date hereof, neither the Company nor any Subsidiary is a party to or bound by any of the following that were not entered in the ordinary course of the Company or Subsidiary’s business and consistent with historic practice:
(A)	agreement or indenture relating to indebtedness for borrowed money;

(B)	lease or agreement under which any Company is lessee of or holds or operates any property (other than real property), owned by any other party, except for any lease or agreement under which the aggregate annual rental payments do not exceed $75,000;

(C)	lease or agreement under which any Company is lessor of or permits any third party to hold or operate any property (other than real property), owned or controlled by any Company, except for any lease or agreement under which the aggregate annual rental payments do not exceed $75,000;

(D)	contract or group of related contracts with the same party or group of affiliated parties the performance of which involves outstanding consideration in excess of $200,000;

(E)	agreement, contract or commitment limiting the ability of any Company to engage, in any material respect, in any line of business or to compete, in any material respect, with any Person; or

(F)	any collective bargaining agreement, labor contract or other written agreement, arrangement with any labor union or any employee organization.
(hh)	(i)	to the Company’s Knowledge, neither the Company nor any Company Subsidiary is in material violation of or in material default under any Material Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect, nor will the consummation and transactions contemplated herein result in any third party having any right to terminate, amend, accelerate, cancel or deprive the Company of a material benefit under any Material Contract, except for (A) such rights that, if exercised, would not, individually or in the aggregate, have a Company Material Adverse Effect and (B) any such right that is not substantially different from rights otherwise exercisable by such third party under such Material Contract (whether or not subject to a different notice period). No third party consents, approvals or notices are required from, or to, any third party pursuant to a Material Contract in order for the Company to proceed with the execution and delivery of this Agreement and the completion of the Transactions contemplated herein, except for any required consent that if not obtained would not result in a Company Material Adverse Effect; and
(ii)	(A) neither the Company nor any Subsidiary is and, to the Company’s knowledge, no other party is in breach or violation of, or default under, any Material Contract, (B) none of the Company or any of the Subsidiaries have received any claim of default or notice of cancellation under any Material Contract, and (C) to the Company’s knowledge, no event has occurred which would result in a breach or violation of, or a default under, any Material Contract (in each case, with or without notice or lapse of time or both), except in either case, would not result in a Company Material Adverse Effect. Each Material Contract is valid, binding and enforceable in accordance with its terms and is in full force and effect. The Company has made available to Agents true and complete copies of all Material Contracts, including any amendments thereto;
(ii)	the Company has made available to Agents a complete and correct list of all material insurance policies owned or held by the Company and each Subsidiary, true and complete copies of which have been made available to Agents. With respect to each such insurance policy: (i) the policy is legal, valid, binding and enforceable in accordance with its terms and, except for policies that have expired under their terms in the ordinary course, is in full force and effect; (ii) neither the Company nor any Subsidiary is in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy; (iii) to the knowledge of the Company, without independent inquiry, no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation; (iv) no notice of cancellation or termination has been received by the Company or any Subsidiary; and (v) the policy is sufficient for compliance with all requirements of Law and requirements of all Contracts to which the Company or the Subsidiaries are parties or otherwise bound;
(jj)	Except as set forth in the Disclosure Documents, no manager, director, executive officer or “associate” (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) of the Company owns any material direct or indirect interest of any kind, or is a manager, director, officer, employee, partner, member, Affiliate or associate of, or consultant or lender to, or borrower from, or has the right to participate in the management, operations or profits of, any person or entity which is (i) a competitor, supplier, customer, distributor, lessor, tenant, creditor or debtor of the Company, (ii) participating in any material transaction to which the Company is a party, or (iii) otherwise a party to any Material Contract with the Company, other than with respect to at-will employment arrangements, written employment arrangements or Company Plans;

(kk)	no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company other than the Agents and their respective affiliates;
(ll)	except for the representations and warranties made by the Company in this Section 6, the Subscription Agreements and the Subscription Receipt Agreement, the Company makes no representations or warranties, and the Company hereby disclaims any other representations or warranties, with respect to the Company, the Subsidiaries, or its or their businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects or any other information or documents made available to the Agents or its their counsel, accountants or advisors with respect to the Company or any of the businesses, assets, liabilities or operations of the foregoing, except as expressly set forth in this Agreement;
(mm)	the Company and the Subsidiaries have complied with all applicable Laws, orders, judgments and decrees other than any noncompliance which would, not have a Company Material Adverse Effect on the Company;
(nn)	no act or proceeding has been taken by or against the Company or any of the Subsidiaries in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or any of the Subsidiaries nor, to the knowledge of the Company, is any threatened, or for the appointment of a trustee, receiver, manager or other administrator of the Company or any of the Subsidiaries or any of their respective properties or assets. None of the Company or any of the Subsidiaries has sought protection under applicable bankruptcy legislation;
(oo)	the Company and each of the Subsidiaries, and each of their direct or indirect owners or other financial interest holders (“Owners”), directors and employees (“representatives”), has not and will not, for the Company or any Subsidiary, make, offer or promise to make, or transfer any payment or anything of value, directly or indirectly, to any Government Official, or to any third party for payment to any Government Official, to improperly obtain, retain, or direct business or secure an improper advantage (collectively, “Improper Conduct”) or take any action, directly or indirectly, to violate any applicable laws and regulations prohibiting public or commercial bribery, extortion, kickbacks, or other unlawful or improper means of conducting business (collectively, the “Legislation”). For purposes of this Agreement, “Government Official” means the following: officers and employees of any national, regional, local, or other government, any private person acting in an official capacity for or on behalf of any such governmental entity (such as a consultant retained by a government agency), officers and employees of companies in which a government owns an interest, candidates for political office at any level, political parties and their officials, and officers, employees, or official representative of public (quasi-governmental) international organizations (such as the United Nations, World Bank, or International Monetary Fund);
(pp)	the Company and each of its Subsidiaries and each of their Owners and directors, working for any of the, or on behalf of any of the, are knowledgeable regarding their obligations under the Legislation and their obligation to not engage in Improper Conduct, and have taken appropriate steps to ensure compliance with those obligations.

6.3 The Company represents and warrants that:
(a)	the Company has provided to the Agents and their counsel full access to all material due diligence materials and information provided to it by Choice and its counsel or independently compiled by the Company or its subsidiaries and their agents with respect to Choice and is not aware of any material misrepresentations or inaccuracies in such material or information;

(b)	the Company is not aware of any information relating to Choice which could, upon or after completion of the Acquisition by the Company, reasonably be expected to have a material adverse effect on the business, operations, assets (including information or data related to the estimated value or book value of assets), liabilities, ownership, management, securities, capital, prospects or condition (financial or otherwise) of the Company and the Subsidiaries on a consolidated basis; and

(c)	the Company is not aware of any existing, pending or threatened fact, event, circumstance or regulatory action that could reasonably be expected to prevent or impede the completion of the Acquisition.
7. Covenants of the Company. The Company covenants and agrees with the Agents that:
(a)	it will advise the Agents, promptly after receiving notice or any obtaining knowledge thereof, of the imposition of any cease trading or similar order affecting the Common Shares or the Subscription Receipts (or any Underlying Common Shares) or order modifying or making unavailable any exemption pursuant to which the Subscription Receipts (or any Underlying Common Shares) are being offered or sold, or the institution, threatening or contemplation of any proceedings for any such purpose or any request made by any Securities Commission relating to the Offering;

(b)	unless it would be unlawful to do so or unless the Company, acting reasonably, determines that it would not be in the best interests of the Company to do so or would result in non-compliance with any applicable Securities Laws or the requirements of the Stock Exchanges, the Company will accept each duly completed and executed Subscription Agreement and any such acceptance will be made on the Closing Date;

(c)	the Company will have taken, on or prior to the Closing Date, all necessary steps to ensure the Subscription Receipts, the Underlying Common Shares and Penalty Shares have been duly authorized for issuance and in respect of the Underlying Common Shares and Penalty Shares reserved for issue to the persons entitled thereto;

(d)	the Company will conduct the Offering in accordance with the terms and conditions in Schedule “C” hereto;

(e)	the representations and warranties of the Company in Schedule “C” hereto are true and correct as of the Closing Date;

(f)	the Company will duly, punctually and faithfully perform all of the obligations to be performed by it under the Subscription Agreements;

(g)	the Company will take all such steps as may be necessary to obtain conditional listing approval of the Stock Exchanges;

(h)	except as may be provided in the Acquisition Agreement, for a period commencing as of the date of this Agreement and ending on the later of (i) 4 months after the Closing Date and (ii) the earlier of: (a) the date the Registration Statement has been made effective; and (b) November 10, 2011, the Company agrees that it will not, and will not announce any intention to, without the prior written consent of Clarus, which consent shall not be unreasonably withheld: (a) provide any waivers to accelerate the trading of any Common Shares that are currently restricted from trading, or (b) directly or indirectly, enter into any agreement to offer or sell any Common Shares or financial instruments convertible or exchangeable into Common Shares, other than pursuant to: (I) the exercise of convertible securities, options or warrants outstanding as of the date hereof, (II) the grant or exercise of options pursuant to the Company’s Stock Option Plan or (III) one or more arm’s length acquisitions by the Company or its subsidiaries.

(i)	the Company will comply with all filings and other continuous disclosure requirements under all applicable Securities Laws;

(j)	the Company will have received the approval of the Agents, acting reasonably, regarding the form and content of the Subscription Receipt Agreement and Subscription Receipt Certificate;

(k)	the Company will use commercially reasonable efforts to ensure that there is available “adequate current public information” with respect to the Company within the meaning of Rule 144(c)(1) under the U.S. Securities Act after the Closing Date and at all times thereafter when the Registration Statement is not effective and up to date;

(l)	the Company will use all commercially reasonable efforts to complete the Acquisition on or before the Termination Time as contemplated in the Acquisition Agreement (provided that the Company will not be required under this paragraph (l) to waive any condition to its obligation to complete the Acquisition that it would not otherwise choose, using commercially reasonable judgment, to waive);

(m)	the Company will promptly notify the Agents of any proposed material amendments or changes to, or waivers of, any terms of conditions of the Acquisition Agreement that would result in the material terms of the Acquisition differing from those described to subscribers and will not agree to any such amendments, changes or waivers without the prior consent of the Agents, such consent not to be unreasonably withheld; and

(n)	to the extent practicable, the Company will provide to the Agents three days advance written notice of the proposed closing of the Acquisition and prompt written notice to the Agents if the Acquisition Agreement is terminated.
8. Due Diligence. Until the Closing Date the Company shall at all times allow Clarus and their representatives, on behalf of the Agents, to conduct all due diligence investigations and examinations which Clarus may reasonably require in order to fulfil their obligations as Agents, in order to avail themselves of a defence to any claim.
9. Indemnity and Contribution.
9.1 The Company agrees to indemnify and hold harmless the Agents and each of their directors, officers, employees, partners, agents, representatives and shareholders (collectively, the “Indemnified Parties” and individually, an “Indemnified Party”), if it is lawful to do so, from and against any and all losses (other than any loss of profits or consequential damages), reasonable expenses, claims, actions, damages and liabilities, joint or several (including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings, investigations or claims and the reasonable fees and expenses of their counsel that may be incurred in advising with respect to and/or defending any action, suit, proceeding, investigation or claim that may be made or threatened against any Indemnified Party) (collectively, “Losses”) to which any Indemnified Party may become subject or otherwise involved in any capacity under any Law or otherwise insofar as such Losses relate to, are caused by, result from, arise out of or are based upon, directly or indirectly, the performance of the Agents’ obligations to the Company under this Agreement or otherwise in connection with the matters referred to in this Agreement, provided, however, that this indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that:
(i)	any Indemnified Party has been grossly negligent, has committed a violation of Law or has committed any fraudulent act or wilful misconduct in the course of such performance; and

(ii)	the expenses, losses, claims, actions, damages or liabilities, as to which indemnification is claimed, were directly caused by the gross negligence, violation of Law, fraud or wilful misconduct referred to in (i).
9.2 If for any reason (other than determinations as to any of the events referred to in clauses (i) and (ii) of Section 9.1) the foregoing indemnification is unavailable to the Agents or any other Indemnified Party or insufficient to hold the Agents or any other Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by the Agents or the other Indemnified Parties as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Agents or any other Indemnified Party on the other hand but also the relative fault of the Company, the Agents or any other Indemnified Party, as well as any relevant equitable considerations, provided that the Company shall in any event contribute to the amount or amounts paid or payable by the Agents or any other Indemnified Party as a result of any such expense, Loss the portion of such amount or of the aggregate of such amounts that is in excess of the value of the commission received by the Agents under this Agreement.
9.3 The Company agrees that in case any legal proceeding shall be brought against the Company and/or the Agents or any other Indemnified Party by any person or entity, including without limitation any Governmental Authority, stock exchange or other entity having regulatory authority, either domestic or foreign, or if any such persons shall investigate the Company and/or the Agents or any other Indemnified Party and the Agents or such other Indemnified Party shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with, or by reason of the performance of the Agents’ obligations to the Company under this Agreement, the Agents or such other Indemnified Party shall have the right to employ their own counsel in connection therewith, and the reasonable fees and expenses of such counsel as well as the reasonable costs (including reasonable amounts to reimburse the Agents for time spent by its officers, employees or partners (collectively, “Personnel”)) in connection therewith and out of pocket expenses incurred by the Agents, its Personnel or such other Indemnified Party in connection therewith shall be paid by the Company as they occur.
9.4 Promptly after receipt of notice of any action, suit, proceeding, claim or investigation against either of the Agents or any other Indemnified Party or receipt of notice of the commencement of any investigation, which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Company, the Agents will notify the Company and, unless the Company assumes the defence thereof, will keep the Company advised of the progress thereof and will discuss all significant actions proposed. The omission to so notify the Company shall not relieve the Company of any liability which the Company may have to the Agents or any other Indemnified Party except only to the extent that any such delay in or failure to give notice as herein required prejudices the defence of such Action, suit, proceeding, claim or investigation or results in any material increase in the liability which the Company would otherwise have under this indemnity had the Agents not delayed in giving or failed to give the notice required hereunder.
9.5 The Company shall be entitled, at its own expense, to participate in any action, suit, proceeding or claim or investigation and to the extent it may wish to do so, assume the defence thereof, provided such defence is conducted by experienced and competent counsel. Upon the Company notifying the Agents in writing of its election to assume the defence and retaining counsel, the Company shall not be liable to the Agents or any other Indemnified Party for any legal expenses subsequently incurred by them in connection with such defence. If such defence is assumed by the Company, the Company throughout the course thereof will provide copies of all relevant documentation to the Agents, will keep the Agents advised of the progress thereof and will discuss with the Agents all significant actions proposed.
9.6 Notwithstanding the foregoing Section 9.5, any Indemnified Party shall have the right to employ counsel of such Indemnified Party’s choice, in respect of the defence of any action, suit, proceeding, claim or investigation if: (i) such counsel has been reasonably acceptable by the Company; or (ii) the Company has not assumed the defence and employed counsel therefore within a reasonable time after receiving notice of such action, suit, proceeding, claim or investigation in which case such counsel shall be at the Company’s expense; or (iii) counsel retained by the Company or the Indemnified Party has advised the Indemnified Party that representation of both parties by the same counsel would be inappropriate because there may be legal defences available to the Indemnified Party which are different from or in addition to those available to the Company (in which event and to that extent, the Company shall not have the right to assume or direct the defence on the Indemnified Party’s behalf) or that there is a conflict of interest between the Company and the Indemnified Party (in which event the Company shall not have the right to assume or direct the defence on the Indemnified Party’s behalf).
9.7 No admission of liability and no settlement of any action, suit, proceeding, claim or investigation shall be made by the Company without the consent of the Indemnified Parties affected, such consent not to be unreasonably withheld. No admission of liability shall be made by any Indemnified Party and the Company shall not be liable for any settlement of any action, suit, proceeding, claim or investigation made by the Indemnified Party without the Company’s consent, such consent not to be unreasonably withheld.
9.8 The Company hereby acknowledges that the Agents act as trustee for the other Indemnified Parties of the Company’s covenants under this indemnity with respect to such persons and the Agents agree to accept such trust and to hold and enforce such covenants on behalf of such persons.
9.9 The Company agrees to waive any right it may have of first requiring any Indemnified Party to proceed against or enforce any other right, power, remedy or security or claim for payment from any other person before claiming under this indemnity.
9.10 The indemnity and contribution obligations of the Company hereunder shall be in addition to, but not in duplication of, any liability which the Company may otherwise have, shall extend upon the same terms and conditions to the Indemnified Parties and shall be binding upon and enure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Agents and any other Indemnified Party. The foregoing provisions shall survive the completion of the transactions contemplated under this Agreement and the termination of this Agreement.

10. Conditions of Closing. The obligations of the Agents to deliver at the Closing Time executed Subscription Agreements shall be conditional upon the Agents being satisfied with the results of their due diligence investigations (subject to Section 8) relating to the Company and upon the fulfilment or waiver by the Agents at or before the Closing Time of the following conditions, which conditions the Company covenants to use its best efforts to fulfil or cause to be fulfilled prior to the Closing Time:
(a)	the execution and delivery of this Agreement, the Subscription Agreements, the Subscription Receipt Agreement and the creation and issuance of the Subscription Receipts the due authorization of the issuance of the Underlying Common Shares and Penalty Shares and the allotment and reservation of the Underlying Common Shares and Penalty Shares shall have been duly authorized by all necessary corporate action;

(b)	any necessary consents or approvals of the Securities Regulators with respect to the issue and sale of the Subscription Receipts shall have been obtained, and the conditional approval of the Stock Exchanges to list the Underlying Common Shares and Penalty Shares shall have been obtained;

(c)	the Agents shall have received certificates addressed to the Agents and to the Subscribers, dated as of the date of Closing, signed by the President and the Chief Executive Officer of the Company, or such other officer or officers of the Company as the Agents may accept, certifying on behalf of the Company to the effect that, except as has been generally disclosed at the date thereof:
(i)	no order, ruling or determination suspending or cease trading the Common Shares has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of such officer, contemplated or threatened by any Securities Commission;

(ii)	other than as disclosed in the Disclosure Documents, since November 9, 2010 there has not been any material change as it relates to the Company and its Subsidiaries on a consolidated basis;

(iii)	other than as disclosed in the Disclosure Documents, since November 9, 2010 no material fact has arisen or has been discovered which would have been required to have been stated in the Disclosure Documents had the fact arisen or been discovered on, or prior to the date of such Disclosure Documents;

(iv)	the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Time with the same force and effect as if made at and as of the Closing Time;

(v)	the Company has complied in all material respects with all the terms and conditions of this Agreement on its part to be complied with at or before the Closing Time; and

(vi)	as to such other matters of a factual nature as are appropriate and usual in the circumstances and as the Agents or the Agents’ Counsel may reasonably request;
(d)	the Company shall have delivered lock-up agreements executed by each director and senior executive officer of the Company in the form attached hereto as Schedule “E” or in such other form as is acceptable to the Agents;

(e)	subject to the Conditions, the Agents shall have received favourable legal opinions, in a form satisfactory to the Agents, acting reasonably, dated as of the date of Closing, from Akerman Senterfitt, United States counsel to the Company, and Osler, Hoskin & Harcourt LLP, Canadian counsel to the Company substantially addressing the matters annexed hereto as Schedule “B” and where appropriate, counsel in the other Selling Jurisdictions and other jurisdictions as may be required addressed to the Agents and to the Subscribers with respect to such matters as the Agents may reasonably request prior to the Closing Time;

(f)	the Company shall have delivered the certificates representing the Subscription Receipts; and

(g)	the Agents shall have received the Agents’ Commission and reimbursement for expenses incurred to the Closing Date in the manner specified in Sections 4 and 12 to the extent such expenses are documented in writing and delivered on the Business Day prior to the Closing Date.
               In providing such opinions, counsel may, where appropriate, rely on the opinions of other counsel as to matters mentioned therein relating to jurisdictions where Company’s counsel does not practice law and on certificates or letters of the auditors, of the officers of the Company, of the transfer agents of the Company and public officials as to factual matters relevant to such opinions.
11. Closing Procedures. Provided duly executed Subscription Agreements have been delivered to the Company’s counsel, the Company will cause to be issued and to be delivered to the Agents at the offices of Osler, Hoskin & Harcourt LLP in Toronto, Ontario (or such other place or places as the Agents may reasonably direct) without charge at the Closing Time and contemporaneously with the delivery to the Company of the aggregate Subscription Receipt Price for all Subscription Receipts, certificates representing the Subscription Receipts in such number and denomination and bearing the registration particulars as the Agents may, in writing, direct to the Company prior to the Closing Time.
12. Expenses of Offering. Whether or not the transactions herein contemplated shall be completed, all costs and expenses of and incidental to the sale of the Subscription Receipts to the Subscribers and all other matters in connection with the transactions herein set out shall be borne by the Company, whether before or after Closing, including without limitation, all costs and expenses in connection with the preparation and issue of the certificates for the securities to be offered hereunder, the fees and disbursements of the Company’s counsel, all local counsel and the expenses of the Agents in connection with the Offering including without limitation the reasonable fees and expenses of the Agents’ counsel, and the Agents’ out of pocket expenses, collectively to a maximum of $160,000 (exclusive of taxes thereon, if applicable). Any expenses incurred in excess of this maximum shall be subject to pre-approval by the Company, acting reasonably. The Company shall be responsible for the payment of any applicable sales taxes on the foregoing amounts.
               Subject to the maximum amounts set out above, the Agents may render accounts to the Company from time to time, for their expenses, for payment on or before the date set out in the accounts. The Company will pay to the Agents the reasonable expenses in connection with the Offering of the Agents by; (i) cheque at the Closing Date; and (ii) the Agents may instruct, with the consent of the Company, the Subscription Receipt Agent to deduct by way of setoff any unpaid amount of such expenses from the gross proceeds of the Offering when paid to the Company.

13. Termination.
13.1 If at any time prior to Closing:
(a)	there shall have occurred any adverse material changes or the Agents shall discover any previously undisclosed adverse material fact (determined by the Agents, acting reasonably) in relation to the Company that, in the opinion of the Agents, acting reasonably and in good faith, has or could reasonably be expected to result in a Company Material Adverse Effect;

(b)	there shall have occurred any change in the Securities Laws, or any inquiry, investigation or other proceeding is made or any order is issued under or pursuant to any statute of the US or Canada or the Selling Jurisdictions or any Stock Exchange in relation to the Company or any of the Securities (except for any inquiry, investigation or other proceeding or order based upon activities of the Agents and not upon activities of the Company or its subsidiaries), which, in the opinion of the Agents, acting reasonably and in good faith, prevents or restricts trading in or the distribution of the Securities or adversely affects or might reasonably be expected to adversely affect the investment quality or marketability of the Subscription Receipts;

(c)	if there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation, which, in the opinion of the Agents, acting reasonably and in good faith, seriously adversely affects, or involves, or will seriously adversely affect or involve, the financial markets or the business, operations or affairs of the Company and the Subsidiaries taken as a whole or the ability of the Agents to perform their obligations under this Agreement; or

(d)	a cease trading order is made under any of the Securities Laws by any other competent authority in respect of the Securities and such cease trading order is not rescinded within 48 hours, the Agents shall be entitled, at their option, to terminate and cancel their obligations to the Company under this Agreement by written notice to that effect given to the Company at the address shown in Section 15.3 prior to the Closing Time. In the event of any such termination, the Company’s obligations under this Agreement to the Agents shall be at an end except for any liability of the Company provided for in Sections 9 and 12 hereof.
13.2 The rights of termination contained in this Section 13 are in addition to any other rights or remedies the Agents may have in respect of any default, misrepresentation, act or failure to act of the Company in respect of any matters contemplated by this Agreement.
14. Agents’ Obligations.
14.1 The Agents represent, warrant and covenant to the Company as follows:
(a)	the Agents have complied and will comply with all Securities Laws and all other applicable laws and regulations or similar enactments applicable in respect of the Offering in each of the jurisdictions in which they may offer or sell the Subscription Receipts;

(b)	the Agents will conduct the Offering in accordance with the terms and conditions in Schedule “C” hereto;

(c)	the representations and warranties of the Agents in Schedule “C” hereto are true and correct as of the Closing Date;

(d)	the Agents are appropriately registered under the Securities Laws of the Selling Jurisdictions to permit them to lawfully fulfil their obligations hereunder; and

(e)	the Agents have not directly or indirectly, offered, sold or delivered any Subscription Receipts to any person in any jurisdiction other than in the Selling Jurisdictions, and in all cases except in a manner which is exempt from registration and prospectus requirements under applicable securities laws and which, other than Registration Statement, does not require the Company to file a prospectus, an offering memorandum, or similar document to register any of its securities or to comply with ongoing filing or disclosure or other similar requirements, under the laws of any jurisdiction.
15.	Miscellaneous.
15.1 All representations and warranties contained herein and all of the covenants and agreements of the Company herein, to the extent that they are required to be performed on or before Closing, shall be construed as conditions and any material breach or failure to comply with any thereof shall entitle the Agents, in addition to and not in lieu of any other remedies the Agents have in respect thereof, to terminate any obligation to purchase the Subscription Receipts by written notice to that effect given to the Company prior to the Closing Time. It is understood that the Agents may waive in whole or in part or extend the time for compliance with any of such terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other subsequent breach or non-compliance, provided that to be binding on the Agents any such waiver or extension must be in writing.
15.2 Clarus is hereby authorized by Broadband Capital Management LLC and TD Securities Inc. to act on their behalf and the Company shall be entitled to and shall act on any notice given in accordance with this Agreement or any agreement entered into by or on behalf of the Agents by Clarus which represents and warrants that it has irrevocable authority to bind the Agents, except in respect of any consent to a settlement pursuant to Section 9 which consent shall be given by the Indemnified Party or a notice of termination pursuant to Section 13 which notice may be given by any of the Agents.
15.3 Any notice or other communication hereunder shall be in writing and shall unless herein otherwise provided be given by delivery to a responsible officer of the addressee or by telex or telecopier, if to the Company, addressed to: Swisher Hygiene Inc., 4725 Piedmont Row Drive, Suite 400, Charlotte, North Carolina, 28210 (Attention: President and Chief Executive Officer) (telecopier: (704) 602-7970); and if to the Agents addressed to: Clarus Securities Inc., Suite 1615, 200 Burrard Street, Vancouver, BC, V6C 3L6 (Attention: Rod Campbell) (telecopier (604) 605-5704) and shall be deemed to have been given when actually delivered or when such notice should have reached the addressee in the ordinary course.
15.4 Time shall be of the essence of the foregoing offer and of the agreement resulting from the acceptance thereof.
15.5 The representations, warranties, covenants and other agreements herein contained shall survive the purchase by the Subscribers of the Subscription Receipts and shall continue in full force and effect unaffected by any subsequent disposition by the Subscribers of the Subscription Receipts or the

underlying securities for a period of two years after the closing of the Acquisition (other than obligations of the Company set forth in Sections 9 and 12 hereof which will continue indefinitely).
15.6 This Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.
15.7 This Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.
15.8 The provisions herein contained and in the Subscription Agreements and the Subscription Receipt Agreement constitute the entire agreement between the parties and supersede all previous communications, representations, understandings and agreements between the parties with respect to the subject matter hereof whether verbal or written including the engagement letter dated February 3, 2011 and February 11, 2010.
15.9 Time shall be of the essence.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          If the foregoing is in accordance with your understanding, will you please confirm your acceptance by signing the enclosed copies in the place indicated and by returning the same to us.

Yours very truly, CLARUS SECURITIES INC.
By:	/s/ Rod Campbell
Rod Campbell
Managing Director, Investment Banking

BROADBAND CAPITAL MANAGEMENT LLC.
By:	/s/ Phillip Wagenheim
Phillip Wagenheim
Vice Chairman

TD SECURITIES INC.
By:	/s/ Roman Gula
Roman Gula
Vice President and Director

The foregoing is in accordance with our understanding and is accepted and agreed to by as of the 23rd day of February, 2011.

SWISHER HYGIENE INC.
By:	/s/ Tom Aucamp
Tom Aucamp
Senior Vice President

SCHEDULE “A”
SUBSCRIPTION INSTRUCTIONS
Please make sure that your subscription includes:
1.	one (1) signed copy of the Subscription Agreement with the information on pages 2, 3 and 4 completed;

2.	an amount equal to the aggregate Subscription Price, payable in Canadian funds:
(i)	IF THE SUBSCRIBER IS NOT RESIDENT IN THE UNITED STATES, by way of a certified cheque or bank draft to “Clarus Securities Inc.” unless other acceptable payment arrangements have been made; or

(ii)	IF THE SUBSCRIBER IS RESIDENT IN THE UNITED STATES, as instructed by Broadband Capital Management LLC;
3.	IF THE SUBSCRIBER IS RESIDENT IN CANADA, a duly completed and executed (i) Certificate of Subscribers in the form of Schedule “C”, (ii) a Canadian Accredited Investor Certificate in the form of Schedule “D”, and (iii) a Questionnaire in the form of Annex B to Schedule “F”;

4.	IF THE SUBSCRIBER IS RESIDENT IN THE UNITED STATES, a duly completed and executed (i) Certificate of Subscribers in the form of Schedule “C”, and (ii) a Questionnaire in the form of Annex B to Schedule “F”; and

5.	IF THE SUBSCRIBER IS NOT RESIDENT IN CANADA OR THE UNITED STATES, a duly completed and executed (i) Certificate of Subscribers in the form of Schedule “C”, (ii) a Certificate of Non-Canadian Subscribers in the form of Schedule “E”, and (iii) a Questionnaire in the form of Annex B to Schedule “F”.
Please deliver your subscription to:

For Canadian Subscribers and Other Subscribers
not Resident in the US:
Clarus Securities Inc.
Exchange Tower, 130 King Street West,
Suite 3640
Toronto, Ontario M5X 1A9
Attention: April Cuadra
Fax: (416) 343-2799
For US Subscribers:
Broadband Capital Management LLC
712 5th Avenue
22nd Floor
New York, New York 10019
Attention: Erika Duckett
Fax (212) 702-9830

SUBSCRIPTION AGREEMENT FOR SUBSCRIPTION RECEIPTS
The securities subscribed for herein have not been and will not be registered under the United States Securities Act of 1933, as amended, and, subject to certain exceptions, may not be offered or sold in the United States or to a U.S. Person. The sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” that satisfy the criteria set forth in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended.

TO:	SWISHER HYGIENE INC. (the “Company”)

AND TO:	CLARUS SECURITIES INC., BROADBAND CAPITAL MANAGEMENT LLC and TD SECURITIES INC. (the “Agents”)
The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Company that number of subscription receipts set forth below (the "Subscription Receipts”) for the aggregate consideration set forth below, representing a subscription price of $4.75 (CDN) per Subscription Receipt, upon and subject to the terms and conditions set forth in “Terms and Conditions of the Subscription for Subscription Receipts” attached hereto as Schedule “A” and as set forth in the other applicable schedules hereto (the "Offering”). Each Subscription Receipt will entitle the holder to receive on the closing of the Acquisition (as defined below) without additional consideration, one share of common stock of the Company (a “Common Share”). In the event the closing of the Acquisition does not take place by the Termination Time (as defined herein), the Subscription Receipt Agent and the U.S. Escrow Agent (each as defined herein), as applicable, shall return to holders of Subscription Receipts, commencing on the fifth Business Day following the Termination Time, an amount equal to the full Subscription Amount therefore and their pro rata entitlement to interest actually earned on such an amount in accordance with the terms of the Subscription Receipt Agreement (as defined herein).
SUBSCRIPTION AND SUBSCRIBER INFORMATION
Please print all information (other than signatures), as applicable, in the space provided below

(Name of Subscriber — please print)

By:	(Authorized Signature)

(Please print name of individual whose signature appears above if different than the name of the subscriber printed above and title, if applicable.)

(Subscriber’s Address)

(Telephone Number)

(Fax Number)                                (E-mail Address)

Number of Subscription
Receipts:
Aggregate Consideration:
$
(number of Subscription Receipts x CDN$4.75)
(the “Subscription Amount”)

If the subscriber is signing as agent for a principal and the subscriber is not a trust corporation or a person purchasing as trustee or agent for accounts fully managed by it, in each case satisfying the criteria set forth in National Instrument 45-106, complete the following:

(Name of Principal)

(Principal’s Address)

(Telephone Number)

(Fax Number)                                (E-mail Address)

Register the Subscription Receipts as set forth below:

(Name)

(Account Reference, if applicable)

(Address)

Deliver the Subscription Receipts as set forth below:

(Name)

(Account Reference, if applicable)

(Contact Name)

(Address)

(Telephone Number)

Present Ownership of Securities
The Subscriber either [check appropriate box]:

☐	owns directly or indirectly, or exercises control or direction over, Common Shares and convertible securities entitling the holder thereof to acquire an additional Common Shares; or

☐	does not own directly or indirectly, or exercise control or direction over, Common Shares of the Company or securities convertible into Common Shares.
Insider Status
The Subscriber [check the box]:

☐	is not an “Insider” of the Company.
“Insider” means:
(a)	a director or officer of the Company;

(b)	a director or officer of a person or company that is itself an insider or subsidiary of the Company;

(c)	a person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over, directly or indirectly, voting securities of the Company or a combination of beneficial ownership of, and control or direction over, directly or indirectly, of securities of the Company carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding; or

(d)	the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.
* * * * * * *
The following Schedules are attached to and incorporated by reference in this Subscription Agreement and are deemed to be a part hereof:

Schedule “A”	-	Terms and Conditions of Subscriptions for Subscription Receipts
Schedule “B”	-	Term Sheet
Schedule “C”	-	Certificate of Subscribers
Schedule “D”	-	Canadian Accredited Investor Certificate
Schedule “E”	-	Certificate of Non-Canadian Subscribers (Other than U.S. Subscribers)
Schedule “F”	-	Terms and Conditions of Registration Rights
Schedule “G”	-	Current 34 Act Filings

Unless otherwise specified, all dollar amounts referred to in this Subscription Agreement are in Canadian dollars.
ACCEPTANCE: The Company hereby accepts the above subscription this ___ day of ___, 2011.

SWISHER HYGIENE INC.
Per:
Name:
Title:

SCHEDULE “A”
TERMS AND CONDITIONS OF SUBSCRIPTION FOR SUBSCRIPTION RECEIPTS
ARTICLE 1 — INTERPRETATION
1.1 Definitions
     Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:
“Accredited Investor” means those “accredited investors” specified in Rule 501(a) of Regulation D and, where the Subscriber is a Canadian resident, National Instrument 45-106 — Prospectus and Registration Exemptions.
“Acquisition” shall have the meaning ascribed to such term in Section 3.2.
“Acquisition Agreement” shall have the meaning ascribed to such term in Section 3.2.
“Agency Agreement” means the Agency Agreement to be dated as of the Closing Date entered into between the Agents and the Company in respect of the Offering.
“Agents” shall have the meaning ascribed to such term on the face page of this Subscription Agreement.
“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, O.N. or Charlotte, North Carolina are not open for business.
“Closing” shall have the meaning ascribed to such term in Section 3.1.
“Closing Date” shall have the meaning ascribed to such term in Section 3.1.
“Closing Time” shall have the meaning ascribed to such term in Section 3.1.
“Common Share” means a share of common stock of the Company, U.S.$0.001 par value per share and evidencing an equal undivided beneficial interest in the Company.
“Control Person” means a person, company or combination of persons or companies described in clause (c) of the definition of “distribution” in subsection 1(1) of the Securities Act (Ontario).
“Company” means Swisher Hygiene Inc. and includes any successor corporation to or of the Company.
“Insider” means (a) a director or officer of the Company, (b) a director or officer of a person or company that is an insider or subsidiary of the Company, (c) a person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over, directly or indirectly, voting securities of the Company or a combination of beneficial ownership of, and control or direction over, directly or indirectly, of securities of the Company carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding, or (d) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities.
“Nasdaq” means the NASDAQ Global Market.
“Offering” shall have the meaning ascribed to such term on the page 2 of this Subscription Agreement, for an aggregate offering of up to 12,262,500 Subscription Receipts for an aggregate Subscription Amount of $58,246,875 (CDN).

“Penalty Shares” has the meaning set out in Section 2(e) of Schedule F.
“person” means and includes individuals, corporations, limited partnerships, general partnerships, joint stock companies, limited liability companies, joint ventures, associations, companies, trusts, banks, trust companies, pension funds, business trusts or other organizations, whether or not legal entities and governments, governmental agencies and political subdivisions thereof.
“Regulation D” means Regulation D adopted by the SEC under the U.S. Securities Act.
“Regulation S” means Regulation S adopted by the SEC under the U.S. Securities Act.
“Right” shall have the meaning ascribed to such term in Section 2.2.
“Securities” means the Subscription Receipts, the Common Shares and the Penalty Shares.
“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Selling Jurisdictions, and the notices, policies and written interpretations issued by the Securities Regulators in each of the Selling Jurisdictions, and the rules of the TSX and Nasdaq.
“Securities Regulators” means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires.
“Selling Jurisdictions” means each of the provinces of Canada and the United States and such other jurisdictions which are agreed to by the Company and the Agents; and “Selling Jurisdiction” means, in the case of any Subscriber, the jurisdiction in which such Subscriber is resident.
“Subscriber” means the subscriber for the Subscription Receipts as set out on page 1 of this Subscription Agreement.
“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.
“Subscription Amount” means an amount equal to the Subscription Receipt Price multiplied by the number of Subscription Receipts subscribed for by the Subscriber and paid for pursuant to this Subscription Agreement.
“Subscription Receipt Agent” means Equity Financial Trust Company.
“Subscription Receipt Agreement” shall have the meaning ascribed to such term in Section 2.3.
“Subscription Receipts” shall have the meaning ascribed to such term on page 2 of this Subscription Agreement.
“Subscription Receipt Price” means the subscription price per Subscription Receipt under this Offering.
“Term Sheet” means the term sheet delivered to potential purchasers of the Subscription Receipts, a copy of which is attached hereto as Schedule “B”.
“Termination Time” means 11:59 p.m. (Toronto time) on March 31, 2011.
“TSX” means the Toronto Stock Exchange.
“United States” means the United States of America, its territories and possessions, any State of the United States of America and the District of Columbia.

“U.S. Escrow Agent” means Continental Stock Transfer & Trust Co.
“U.S. Person” shall have the meaning ascribed to such term in Rule 902(k) of Regulation S under the U.S. Securities Act.
“U.S. Securities Act” means the United States Securities Act of 1933, as amended.
1.2 Gender and Number
     Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.
1.3 Currency
     Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars.
1.4 Subdivisions, Headings and Table of Contents
     The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.
ARTICLE 2 — SUBSCRIPTION AND DESCRIPTION OF SUBSCRIPTION RECEIPTS
2.1 Subscription for the Subscription Receipts
     The Subscriber hereby confirms its irrevocable subscription for and offer to purchase Subscription Receipts from the Company, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount which is payable as described in Article 3 hereto.
2.2 Issuance of Rights
     Each Subscription Receipt will be issued together with, and shall have attached thereto, one right (“Right”), with each Right entitling the holder upon the conversion of such Subscription Receipt into one Common Share as contemplated by Section 2.3, and only on the terms and conditions and under the circumstances as described in Schedule “F”, to be issued one-tenth of one Common Share (provided that the total number of Common Shares to be issued shall be rounded down to the nearest whole number of Common Shares, with no cash payment being made for the fractional share). Unless the context otherwise requires, all references to “Subscription Rights” and “Common Shares” include the Rights attached thereto.
2.3 Creation and Issuance of Subscription Receipts
     The Subscription Receipts shall be created and issued pursuant to a subscription receipt agreement (the “Subscription Receipt Agreement”) to be entered into between the Company, the Subscription Receipt Agent, the U.S. Escrow Agent and the Agents to be dated as of the Closing Date. The specific attributes of the Subscription Receipts shall be set forth in the Subscription Receipt Agreement.

     The Subscription Receipt Agreement will provide, among other items, that the Subscription Receipts will automatically convert into Common Shares on the closing of the Acquisition, without any action, including additional payment, required on the part of the holders thereof.
     In the event that the closing of the Acquisition does not take place by the Termination Time, the Subscription Receipt Agent shall return to the Canadian and non-U.S. holders of Subscription Receipts, and the U.S. Escrow Agent shall return to the U.S. holders of Subscription Receipts, commencing on the fifth Business Day following the Termination Time, an amount equal to the full Subscription Amount and their pro rata (among Canadian and non-U.S. holders on the one hand and among U.S. holders on the other), entitlement to the interest actually earned on such amount in accordance with the terms of the Subscription Receipt Agreement.
     The Term Sheet, a copy of which is attached hereto as Schedule “B”, summarizes the terms of the Subscription Receipts. The description of the Subscription Receipts contained in the Term Sheet and this Subscription Agreement is a summary only and is qualified in its entirety by the Subscription Receipt Agreement. The provisions of the Subscription Receipt Agreement and the attributes and characteristics of the Subscription Receipts provided for therein shall be substantially as described herein, with such changes thereto as the Agents, the Subscription Receipt Agent, the U.S. Escrow Agent and the Company may agree, and otherwise the Subscription Receipt Agreement shall be in such form and contain such terms and provisions as are reasonably satisfactory to the Company, the Subscription Receipt Agent, the U.S. Escrow Agent and the Agents.
2.4 Acceptance and Rejection of Subscription by the Company
     The Subscriber acknowledges and agrees that the Company and the Agents reserve the right, in their absolute discretion, to reject this subscription for Subscription Receipts, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Agents representing the Subscription Amount will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for Subscription Receipts which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.
ARTICLE 3 — CLOSING
3.1 Closing
     Delivery and sale of the Subscription Receipts and payment of the Subscription Amount will be completed (the “Closing”) at the offices of the Company’s Canadian counsel, Osler, Hoskin & Harcourt LLP at 8:30 a.m. (Toronto time) (the “Closing Time”) on or about February 23, 2011 or such other date or time as the Company and the Agents may decide (the “Closing Date”).
     If, at the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents or waived by them, the Agents shall deliver to the Company the completed Subscription Agreement and shall deliver to the Subscription Receipt Agent and the U.S. Escrow Agent or such other subscription receipt or escrow agent as may be appointed from time to time pursuant to the terms of the Subscription Receipt Agreement the payment of the aggregate Subscription Price for (a) in the case of the Subscription Receipt Agent, the Subscription Receipts subscribed for by Canadian and non-U.S. Subscribers and (b) in the case of the U.S. Escrow Agent, the Subscription Receipts subscribed for by U.S. Subscribers, in each case against delivery by the Company of a certificate(s) representing the Subscription Receipts registered and delivered as directed by the Agents and such other documentation as may be required pursuant to the Subscription Agreement, the Subscription Receipt Agreement and the Agency Agreement.
     If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have not been complied with to the satisfaction of the Agents or waived by them or if the Agency Agreement is terminated in accordance with its terms, the Agents, the Company and the Subscriber will have no further obligations under this Subscription Agreement.

3.2 Conditions of Closing
     The Subscriber understands that the Company will use the proceeds of the Offering for general corporate purposes and to extinguish up to approximately US$43 million of debt indirectly assumed by the Company in connection with the merger of (the “Acquisition”) Choice Environmental Services, Inc. with and into a subsidiary of the Company pursuant to an agreement and plan of merger (the “Acquisition Agreement”) to be entered into prior to the Closing of the Offering. The closing of the Acquisition must be completed prior to the Termination Time.
     The Subscriber acknowledges and agrees that the obligations of the Company hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than 24 hours prior to the Closing Time:
(a)	unless other arrangements acceptable to the Company have been made, payment by the Subscriber of the Subscription Amount, payable in Canadian Funds:
(i)	IF THE SUBSCRIBER IS NOT RESIDENT IN THE UNITED STATES, by way of a certified cheque or bank draft to “Clarus Securities Inc.” unless other acceptable payment arrangements have been made; or

(ii)	IF THE SUBSCRIBER IS RESIDENT IN THE UNITED STATES, as instructed by Broadband Capital Management LLC;
(b)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

For Canadian Subscribers and Other
Subscribers not Resident in the U.S.:	For US Subscribers:

Clarus Securities Inc.	Broadband Capital Management LLC
Exchange Tower, 130 King Street West,	712 5th Avenue
Suite 3640	22nd Floor
Toronto, Ontario M5X 1A9	New York, New York 10019

Attention: April Cuadra	Attention: Ericka Duckett

Fax: (416) 343-2799	Fax (212) 702-9830
(c)	the Subscriber having properly completed, signed and delivered Schedule “C”, Schedule “D”, Schedule “E” and, to the extent practicable (and in any event by no later than 5 Business Days after the Closing Date), Annex B to Schedule “F”, as applicable:
(i)	ALL SUBSCRIBERS

a duly completed and executed Certificate of Subscribers in the form attached to the Subscription Agreement as Schedule “C” and, to the extent practicable (and in any event by no later than 5 Business Days after the Closing Date), Annex B to Schedule “F”;

(ii)	ALL CANADIAN SUBSCRIBERS

a duly completed and executed Canadian Accredited Investor Certificate in the form attached to this Subscription Agreement as Schedule “D” (in addition to Schedule “C” and, to the extent practicable (and in any event by no later than 5 Business Days after the Closing Date), Annex B to Schedule “F”); and

(iii)	ALL SUBSCRIBERS WHO ARE NOT RESIDENT IN CANADA OR THE UNITED STATES

a duly completed and executed Certificate of Non-Canadian Subscribers in the form attached to this Subscription Agreement as Schedule “E” (in addition to Schedule “C” and, to the extent practicable (and in any event by no later than 5 Business Days after the Closing Date), Annex B to Schedule “F”).
     The Company acknowledges and agrees that the obligations of the Subscriber hereunder are conditional on the accuracy of the representations and warranties of the Company contained in this Subscription Agreement and in the Agency Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfilment of the following conditions, amongst others, as soon as possible and in any event not later than the Closing Time:
(a)	the Company having delivered a certificate to the Agents confirming that the Company (or one of its subsidiaries) has entered into the Acquisition Agreement, in form and substance generally consistent with the description of such given to Subscribers;

(b)	all covenants, agreements and conditions contained in this Subscription Agreement and in the Agency Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects, including without limitation, obtaining conditional approval from the TSX and Nasdaq for the Offering, being effected on a private placement basis, and to list the Common Shares and Penalty Shares; and

(c)	the Company shall have delivered to the Agents’ counsel the following items:
(i)	a copy of the certificate(s) representing the Subscription Receipts purchased by the Subscriber registered in the name of the Subscriber or its nominee;

(ii)	a copy of this Subscription Agreement duly executed by the Company; and

(iii)	such other documents relating to the transactions contemplated by this Subscription Agreement and the Agency Agreement as the Agents or their counsel may reasonably request.
ARTICLE 4 — REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE COMPANY
4.1 Representations, Warranties and Covenants of the Company
     By execution of this Subscription Agreement, the Company hereby covenants and agrees with the Subscriber that the Subscriber shall be entitled to rely on the representations and warranties made by the Company to the Agents as set forth in the Agency Agreement (to the extent that they have not been varied, amended, altered or waived, in whole or in part, by the Agents). Such representations and warranties shall form an integral part of this Subscription Agreement and shall survive the Closing of the purchase and sale of the Subscription Receipts and the issuance of the underlying Common Shares and shall continue in full force and effect for the benefit of the Subscriber in accordance with the terms of the Agency Agreement.
     The Company, hereby represents and warrants to, and covenants with, the Subscriber and Agents as follows and acknowledges that the Subscriber and the Agents are relying on such representations, warranties and covenants in connection with the transactions contemplated herein and such representations, warranties and covenants shall continue in full force and effect for the benefit of the Subscriber and the Agents in accordance with the terms of this Subscription Agreement:
(a)	The Company acknowledges and agrees to the terms and conditions set out in Schedule “F”.

(b)	No form of general solicitation or general advertising (including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or electronic display (including the internet) or any seminar or meeting whose attendees had been invited by general solicitation or general advertising) was used by the Company or, to the best of its knowledge, any other person acting on behalf of the Company (other than the Agents and persons acting on their behalf, as to which no representation is made), in respect of or in connection with the offer and sale of the Subscription Receipts in the United States or elsewhere or to citizens or residents of the United States or elsewhere.

(c)	Neither the Company nor any person authorized to act on its behalf (other than the Agents and persons acting on their behalf, as to which no representation is made) has sold or offered for sale any Subscription Receipts, or solicited any offers to buy any Subscription Receipts thereby so as to cause the issuance or sale of any of the Subscription Receipts to be in violation of Section 5 of the U.S. Securities Act, or Canadian or other securities laws.

(d)	The Company is not an open-end investment company, closed-end investment company, unit investment or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended.

(e)	The Company has not, for a period of six months prior to the date hereof sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Subscription Receipts and would cause the exemption from registration set forth in Rule 506 of Regulation D under the U.S. Securities Act to become unavailable with respect to the offer and sale of the Subscription Receipts.

(f)	The Company will use commercially reasonable efforts to ensure that there is available “adequate current public information” with respect to the Company within the meaning of Rule 144(c) under the U.S. Securities Act after the Closing Date and at all times thereafter when the registration statement referred to in Section 4.1(a) is not effective and up to date.

(g)	At any time that the Company is neither subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company shall at the request of the Subscriber or any prospective purchaser designated by the Subscriber, promptly provide to such person with reasonable promptness, the information specified in Rule 144A(d)(4)(i) under the U.S. Securities Act.

(h)	The Company will have, in all material respects, performed and complied with all covenants and agreements contained in this Subscription Agreement to be performed or complied with, or caused to be performed or complied with, by the Company at or prior to the Closing.

(i)	All necessary corporate action will have been taken by the Company to authorize the execution and delivery of this Subscription Agreement, and to consummate the transactions contemplated by this Subscription Agreement.
ARTICLE 5 — REPRESENTATIONS, WARRANTIES, COVENANTS AND
ACKNOWLEDGMENTS OF THE SUBSCRIBER
5.1 Representations, Warranties and Covenants of the Subscriber
     By execution of this Subscription Agreement, the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Company and Agents as follows and acknowledges that the Company and the Agents are relying on such representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	The matters set forth by the Subscriber on pages 2 and 3 of this Subscription Agreement are true and correct as of the date of execution of this Subscription Agreement and will be true and correct as of the Closing Time.

(b)	The Subscriber and each beneficial purchaser for whom it is acting is a resident in the jurisdiction set out on page 2 of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Subscription Receipts and the Subscriber and any beneficial purchaser was solicited to purchase and executed this Subscription Agreement in such jurisdiction.

(c)	The Subscriber has properly completed, executed and delivered to the Agents within the applicable time periods the certificate(s) set forth in Schedule “C” and Annex B to Schedule “F” and Schedule “D”, and Schedule “E”, as applicable, to this Subscription Agreement and the information contained therein is true and correct.

(d)	The representations, warranties and covenants contained in this Schedule “A” and in the other applicable Schedules to this Subscription Agreement are true and correct as of the date of execution of this Subscription Agreement and will be true and correct as of the Closing Time.

(e)	If the Subscriber, or any beneficial purchaser for whom it is acting, is not a person resident in Canada or the United States, the subscription for the Subscription Receipts by and the issuance and delivery of the Subscription Receipts to the Subscriber, or such beneficial purchaser, does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber or such beneficial purchaser resides and does not give rise to any obligation of the Company to prepare and file a prospectus or similar document or to register the Securities or to be registered with or to file any report or notice with any governmental or regulatory authority of any kind whatsoever.

(f)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for Subscription Receipts and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(g)	The funds representing the Subscription Amount which will be advanced by the Subscriber to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge: none of the funds comprising the Subscription Amount to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith.

(h)	The Subscriber is subscribing for the Subscription Receipts for his, her or its own account, as principal (within the meaning of applicable Securities Laws) and not with a view to the resale or distribution of all or any of the Securities or if it is not subscribing as principal, it acknowledges that the Company may be required by law to disclose (and if required by law the Subscriber agrees to disclose) to certain regulatory authorities the identity of each beneficial purchaser of the Subscription Receipts for whom it is acting.

(i)	In the case of a subscription for the Subscription Receipts by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial purchaser, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid, enforceable and binding agreement of, such principal, and the Subscriber acknowledges that the Company may be required by law to disclose (and if required by law the Subscriber agrees to disclose) the identity of each beneficial purchaser for whom the Subscriber is acting.

(j)	The Subscriber is not an Insider or “affiliate” of the Company (as such term is defined under Securities Laws).

(k)	In the case of a subscription for the Subscription Receipts by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and any beneficial purchasers on whose behalf the Subscriber is acting.

(l)	If the Subscriber is:
(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Subscription Receipts as contemplated herein and to carry out and perform its covenants and obligations hereunder;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute and deliver this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.
(m)	Other than the Agents, to the best of the Subscriber’s knowledge, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Subscription Receipts, the Subscriber covenants to indemnify and hold harmless the Company and the Agents with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(n)	The Subscriber is not, with respect to the Company or any of its affiliates, a Control Person and the Subscriber will not become a Control Person by purchasing the number of Subscription Receipts subscribed for under this Subscription Agreement and does not intend to act jointly or in concert with any other person to form a control group in respect of the Company.

(o)	If required by applicable Securities Laws or the Company, the Subscriber will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Subscription Receipts as may be required by any securities commission, stock exchange or other regulatory authority.

(p)	The Subscriber, and each beneficial purchaser for whom it is acting hereunder, have been advised to consult their own legal advisors with respect to (i) the suitability of the Subscription Receipts (and the underlying Common Shares) as an investment for the Subscriber and has not relied upon any statements made by or purporting to have been made on behalf of the Company or the Agents in deciding to subscribe for Subscription Receipts hereunder and (ii) trading in any of the Securities with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which the Subscriber resides, other applicable Securities Laws, and the policies of the TSX and Nasdaq. Subject to the registration rights described in Schedule “F”, the Subscriber acknowledges that no representation has been made respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such Securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such Securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Company and the Agents are not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial purchasers for whom it is contracting hereunder) may not be able to resell such Securities except in accordance with limited exemptions under the Securities Laws.

(q)	The Subscriber has not received nor been provided with, has not requested and does not have any need to receive a prospectus or offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering, and the Subscriber’s decision to subscribe for the Subscription Receipts was based upon the Company’s publicly available documents included in the Edgar database administered by the SEC and the SEDAR database administered under the direction of the Canadian Securities Administrators.

(r)	Other than information provided to Subscribers in meetings or calls organized with representatives of the Company (summaries of which are to be filed by the Company on or before Closing, the Subscriber (and, if applicable, others for whom it is contracting hereunder), in entering into this Agreement, has relied solely upon publicly available information relating to the Company (including that information in the documents listed in Schedule “G”), this Subscription Agreement and the Agency Agreement and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Company, the Agents or any employee, agent or affiliate thereof or any other person associated therewith. The Agents assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the publicly available information upon which the Subscriber’s investment decision has been made or as to whether all information concerning the Company required to be disclosed by the Company has been disclosed.

(s)	The Subscriber is not purchasing the Subscription Receipts with knowledge of material information concerning the Company which has not been generally or publicly disclosed, including, without limitation, any information that would constitute a “material change” or a “material fact” (as those terms are defined under Securities Laws).

(t)	No person has made any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;

(ii)	other than pursuant to the terms of the Subscription Receipt Agreement, that any person will refund the Subscription Amount; or

(iii)	as to the future price or value of any of the Securities.
(u)	The subscription for the Subscription Receipts has not been made through or as a result of, and the offer and sale of the Subscription Receipts is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(v)	The Subscriber confirms that the Subscriber:
(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Subscription Receipts (and the underlying Common Shares);

(ii)	is capable of assessing the proposed investment in the Subscription Receipts (and the underlying Common Shares) as a result of the Subscriber’s own experience or as a result of advice received from a person registered under applicable securities legislation;

(iii)	is aware of the characteristics of the Subscription Receipts (and the underlying Common Shares) and the risks relating to an investment therein, including, without limitation, those risks set out in the Company’s publicly available information including that set out in Schedule “G” hereto;

(iv)	is able to bear the economic risk of loss of its investment in the Subscription Receipts (and the underlying Common Shares); and

(v)	is an accredited investor as such term is defined in Regulation D under the U.S. Securities Act.
(w)	The Subscriber understands that it is purchasing the Subscription Receipts directly from the Company.
5.2 Acknowledgments of the Subscriber
     The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges and agrees as follows:
(a)	The Subscriber has received and reviewed a copy of the Term Sheet setting out the principal terms of the Offering.

(b)	The Subscriber acknowledges that the aggregate gross proceeds of the Offering will be up to approximately $58,246,875 and will result in the issuance of 12,262,500 Subscription Receipts.

(c)	No securities commission, agency, governmental authority, regulatory body, stock exchange or similar regulatory authority has reviewed, passed upon, made any finding or determination, or recommended or endorsed on the merits of the Subscription Receipts.

(d)	Subject to the registration rights described in Schedule “F”, the Securities shall be subject to statutory resale restrictions under the Securities Laws of the province, territory or jurisdiction in which the Subscriber resides and the U.S. Securities Act and under other applicable Securities Laws, and the Subscriber covenants that it will not resell any of the Securities except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Company and the Agents are not in any way responsible) to understand what those restrictions are and to comply with them before selling any of the Securities.

(e)	The Subscriber’s ability to transfer any of the Securities is limited by, among other things, applicable Securities Laws and the Securities will not be transferable without the consent of the Company and Clarus Securities Inc., on behalf of the Agents, on or before the date that is four months after the Closing.

(f)	The certificates representing the Subscription Receipts (and, if issued prior to the date that is four months after the Closing, any certificates representing the Common Shares and Penalty Shares) will bear, as of the Closing Date, a legend substantially in the following form and with the necessary information inserted:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION AND CONSENTED TO BY SWISHER HYGIENE INC. AND CLARUS SECURITIES INC., THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE <INSERT DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE CLOSING DATE>.

(g)	In addition, the certificates representing the Common Shares and Penalty Shares, if issued prior to the date that is four months after the Closing, will also bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

(h)	The Subscriber, and each beneficial purchaser for whom it is acting hereunder, shall execute, deliver, file and otherwise assist the Company and Agents with filing all documentation required by the applicable Securities Laws to permit the subscription for the Subscription Receipts and the issuance of the Securities.

(i)	No prospectus or offering memorandum, within the meaning of the Securities Laws, or other similar disclosure document has been filed by the Company with a securities commission, securities regulatory authority or other governmental or regulatory authority in the United States, in any province in Canada or any other jurisdiction in connection with the issuance of the Subscription Receipts.

(j)	The Company and Agents are relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Subscription Receipts under applicable Securities Laws and the Subscriber agrees to indemnify each of the Company and the Agents, and each of its directors, officers, agents, advisors and shareholders against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.

(k)	The Company is relying on an exemption from the requirement to provide the Subscriber with a prospectus under the Securities Laws of Canada and as a consequence of acquiring the Subscription Receipts pursuant to such exemption:
(i)	certain protections, rights and remedies provided by applicable Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, Agents, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to the Subscriber and each beneficial person for whom it is contracting hereunder, or, if applicable, others for whom you are contracting hereunder;

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(iii)	the Subscriber and each beneficial person for whom it is contracting hereunder, may not receive information that would otherwise be required to be given under applicable Securities Laws; and

(iv)	the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws.
(l)	The Securities are “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act and have not been registered under the U.S. Securities Act or any state securities laws and may not be reoffered or resold in the United States or to U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws, as contemplated in Schedule “F”, or an exemption from such registration requirements is available. Until resales of the Securities are registered under the U.S. Securities Act, the Securities may not practically be able to be offered and sold on the TSX pursuant to Rule 904 under the U.S. Securities Act since the Securities will remain “restricted securities” pursuant to Rule 905 of Regulation S under the U.S. Securities Act.

(m)	The Subscriber agrees that if the Subscriber decides to offer, sell, pledge or otherwise transfer any of the Securities, the Subscriber will not offer, sell, pledge or otherwise transfer any of the Securities, directly or indirectly, unless;
(i)	the sale is to the Company; or

(ii)	made pursuant to an effective registration statement under the U.S. Securities Act; or

(iii)	the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations; or

(iv)	the sale is made in compliance with an exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities law; or

(v)	the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws.
(n)	There is no government insurance or other insurance covering the Securities.

(o)	AN INVESTMENT IN THE SUBSCRIPTION RECEIPTS AND UNDERLYING SECURITIES IS NOT WITHOUT RISK, INCLUDING, WITHOUT LIMITATION, THOSE RISKS SET FORTH IN THE COMPANY’S FILINGS UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH FILINGS AS AT THE DATE HEREOF, ARE LISTED IN SCHEDULE “G” HERETO AND THE SUBSCRIBER (AND ANY BENEFICIAL PURCHASER) MAY LOSE HIS, HER OR ITS ENTIRE INVESTMENT.

(p)	The Company may complete additional financings in the future in order to develop the business of the Company and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Company, including the Subscriber, but there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Company may be unable to fund its ongoing development.

(q)	The Subscriber, and each beneficial person for whom it is contracting hereunder, is responsible for obtaining such legal, investment, tax and other professional advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement (including the resale and transfer restrictions referred to herein), and, without limiting the generality of the foregoing:

(i)	the Company’s counsel are acting solely as counsel to the Company and not as counsel to the Subscriber;

(ii)	the Agents’ counsel are acting solely as counsel to the Agents and not as counsel to the Subscriber; and

(iii)	the Agents are acting solely as financial advisors to, and Agents of, the Company and not as financial advisors to the Subscriber, or as Agents of, the Subscriber, except insofar as is necessary at the Closing to deliver payment for the Subscription Receipts to the Company on behalf of the Subscriber and to accept and deliver the Subscription Receipts to the Subscriber after the Closing.
(r)	The Subscription Receipts have not been registered under the U.S. Securities Act or any state securities laws, and the sale contemplated hereby is being made in reliance on the a private placement exemption to Accredited Investors (as defined in Rule 506 under the U.S. Securities Act).

(s)	The Subscriber understands that, until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Securities, as well as all certificates issued in exchange for or in substitution of the foregoing securities, will bear a legend to the following effect:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF AVAILABLE, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (E) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT, IN CONNECTION WITH A TRANSFER PURSUANT TO (C), (D) OR (E) ABOVE, AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY HAS BEEN PROVIDED TO THE COMPANY TO SUCH EFFECT.

if the Securities are being sold pursuant sections (C) through (E) of the foregoing legend, the legend may be removed by delivery to the Company’s registrar and transfer agent and the Company of an opinion of counsel, of recognized standing in form and substance satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(t)	The Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities, and the Subscriber acknowledges that it is responsible for determining the tax consequences of its investments. The Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or Canadian or other foreign tax law of the Subscriber’s acquisition or disposition of such securities.

(u)	Subject to the terms and conditions of the registration rights set forth in Schedule “F”, it acknowledges that such registration rights may be amended or waived by holders holding a majority of the Registrable Securities (as defined in Schedule “F”) pursuant to Section 7(d) thereof, and that the Company’s obligations under Schedule “F” are conditioned upon the Subscriber cooperating with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, including but not limited to providing such information in a timely manner regarding itself, the Subscription Receipts and other securities of the Company held by it and the intended method of disposition of the Subscription Receipts as shall be reasonably required to effect and maintain the effectiveness of the registration of such Subscription Receipts.
5.3 Reliance on Representations, Warranties, Covenants and Acknowledgements
     The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Company and the Agents in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Subscription Receipts under Securities Laws. The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth in this Subscription Agreement, or in any document furnished by the Subscriber to the Company or the Agents in connection with this Subscription Agreement, which takes place at or prior to the Closing Time.
     The Subscriber further agrees that by accepting the Subscription Receipts, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Subscription Receipts and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of Subscription Receipts.
ARTICLE 6 — SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
6.1 Survival of Representations, Warranties and Covenants of the Company
     The representations, warranties and covenants of the Company contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber and the Agents.
6.2 Survival of Representations, Warranties and Covenants of the Subscriber
     The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Company or the Agents with respect thereto, shall continue in full force and effect for the benefit of the Company and the Agents.
ARTICLE 7 — INDEMNITY
7.1 Indemnity
     The Subscriber shall indemnify and hold harmless each of the Company and the Agents and each of their respective directors, officers, employees, agents, advisers and shareholders (collectively, the “Indemnified Parties” and each an “Indemnified Party”) from and against any and all actual or threatened claims, actions, suits, investigations and proceedings (collectively, the “Proceedings”) and any and all losses, liabilities, claims, damages, fees, costs and expenses, all amounts paid to settle any Proceeding or to satisfy any judgment or award, and all legal fees and disbursements incurred by an Indemnified Party (including legal fees and disbursements incurred in enforcing this indemnity), caused or arising, directly or indirectly, by reason of or in consequence of, any representation or warranty of the Subscriber contained in this Subscription Agreement or in any document furnished by the Subscriber to the Company or the Agents in connection with this Subscription Agreement being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber in this Subscription Agreement or in any document furnished by the Subscriber to the Company or the Agents in connection with this Subscription Agreement.

ARTICLE 8 — AUTHORIZATION OF THE AGENTS
8.1 Authorization of the Agents
     The Subscriber irrevocably authorizes the Agents in their sole and absolute discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Agents with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead:
(a)	to receive certificates representing the Subscription Receipts, to execute in the Subscriber’s name and on its behalf all closing receipts and required documents, to complete and correct any errors or omissions in any form or document provided by the Subscriber in connection with the subscription for the Subscription Receipts and to exercise any rights of termination contained in the Agency Agreement;

(b)	to extend such time periods and to waive, in whole or in part, any representations, warranties, covenants or conditions for the Subscriber’s benefit contained in this Subscription Agreement and the Agency Agreement or any ancillary or related documents;

(c)	to terminate this Subscription Agreement if any condition precedent is not satisfied, in such manner and on such terms and conditions as the Agents in their sole discretion may determine; and

(d)	without limiting the generality of the foregoing, to negotiate, settle, execute, deliver and amend the Agency Agreement and the Subscription Receipt Agreement.
ARTICLE 9 — COMMISSION
9.1 Fee to the Agents
     The Subscriber understands that in connection with the issue and sale of the Subscription Receipts pursuant to the Offering, the Agents will receive from the Company, a cash fee equal to 5.0% of the gross proceeds of the Offering of Subscription Receipts. Such fee will be payable as to 50% on the Closing Date and the remainder on the closing date of the Acquisition. No other fee or commission is payable by the Company in connection with the completion of the Offering. However, the Company will pay certain fees and expenses of the Agents in connection with the Offering as set out in the Agency Agreement.
ARTICLE 10 — COLLECTION OF PERSONAL INFORMATION
10.1 Collection of Personal Information
     The Subscriber acknowledges and consents to the fact that the Company and the Agents are collecting the Subscriber’s (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Company and Agents retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Company or the Agents may be required by Securities Laws, stock exchange rules and/or the Investment Industry Regulatory Organization of Canada rules and the Financial Industry Regulatory Authority, Inc. rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting. In addition to the foregoing, the Subscriber agrees and acknowledges that the Company or the Agents, as the case may be, may use and disclose its personal information, or that of each beneficial purchaser for whom it is contracting hereunder, including as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Company, the Agents and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b)	for use and disclosure for income tax related purposes, including where required by law, disclosure to any Canadian or US taxation authority;

(c)	for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(d)	for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	for disclosure to professional advisers of the Company or the Agents in connection with the performance of their professional services;

(f)	for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(g)	for disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(h)	for use and disclosure as otherwise required or permitted by law.
     The contact information for the officer and for counsel of the Company who can answer questions about this collection of information is as follows:

Swisher Hygiene Inc.	Akerman Senterfitt
4725 Piedmont Row Drive, Suite 400	350 East Las Olas Boulevard, Suite 1600
Charlotte, North Carolina,	Fort Lauderdale, Florida
28210	33301-2229

Attention: Tom Aucamp	Attention: Edward Ristaino
Facsimile: (704) 602-7970	Facsimile: (954) 463-2224
     The Subscriber acknowledges that the Company is required to file with the Ontario Securities Commission (“OSC”) a report setting out the Subscriber’s name, address and telephone number, the number and type of securities issued, the date of issuance and the purchase price of the securities issued to the Subscriber. Such information is collected indirectly by the OSC under the authority granted to it in securities legislation, for the purposes of the administration and enforcement of the securities legislation of Ontario. By submitting this Subscription Agreement, the Subscriber authorizes such indirect collection of the information by the OSC. The following official can answer questions about the OSC’s indirect collection of the information:

Administrative Assistant to the Director of Corporate Finance Suite 903, Box 5520 Queen Street West Toronto, Ontario M5H 3S8

Telephone:	(416) 593-8086
Facsimile:	(416) 593-8252
ARTICLE 11 — MISCELLANEOUS
11.1 Further Assurances
     Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.
11.2 Notices
(a)	Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:
(i)	in the case of the Company, to:

Swisher Hygiene Inc.
4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina, 28210

Attention: Tom Aucamp
Fax: (704) 602-7970

with a copy to:

Akerman Senterfitt
350 East Las Olas Boulevard, Suite 1600
Fort Lauderdale, Florida
33301-2229

Attention: Edward Ristaino
Fax: (954) 463-2224

(ii)	in the case of the Subscriber, at the address specified on the face page hereof, with a copy to the Agents at:

Clarus Securities Inc.	Broadband Capital Management LLC
Exchange Tower, 130 King Street West,	712 5th Avenue
Suite 3640	22nd Floor
Toronto, Ontario M5X 1A9	New York, New York 10019

Attention: April Cuadra	Attention: Erika Duckett
Fax: (416) 343-2799	Fax (212) 702-9830

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax or electronic transmission, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.
11.3 Time of the Essence
     Time shall be of the essence of this Subscription Agreement and every part hereof.
11.4 Costs and Expenses
     All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.
11.5 Applicable Law
     This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the laws of Canada applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.
11.6 Entire Agreement
     This Subscription Agreement, including the Schedules hereto, the Agency Agreement and the Subscription Receipt Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.
11.7 Counterparts
     This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.
11.8 Electronic Delivery of Subscription
     The Company shall be entitled to rely on delivery by fax or e-mail of an executed copy of this Subscription Agreement, including the completed Schedules to this Subscription Agreement, and acceptance by the Company of the fax or e-mail copy shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms of this Subscription Agreement.

11.9 Amendments
     The provisions of this Subscription Agreement may only be amended with the written consent of the other parties hereto.
11.10 Assignment
     This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.
11.11 Enurement
     This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.
11.12 Language
     Each of the Company and the Subscriber hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the Subscription Receipts and this Subscription Agreement be drawn up in the English language only. La Société et le souscripteur reconnaissent par les présentes avoir consenti et demandé que tous les documents faisant foi ou se rapportant de quelque manière a la vente d’actions ordinaires de la société et à la présente convention de souscription soient rédigés en anglais seulement.

SCHEDULE “B”
SWISHER HYGIENE INC.
TERM SHEET
PRIVATE PLACEMENT OF SUBSCRIPTION RECEIPTS

Issuer:	Swisher Hygiene Inc. (the “Company”).

Acquisition:
The Company has entered into an agreement to acquire (the “Acquisition”) Choice Environmental Services Inc. (“Choice Environmental”), a company based in Fort Lauderdale, Florida, a provider of solid waste and recycling collection, transportation, processing and disposal services. The Acquisition, which is anticipated to close in March 2011, is expected to be funded with shares of common stock of the Company.

Offering:
12,262,500 Subscription Receipts (the “Subscription Receipts”). Each Subscription Receipt will entitle the holder thereof to receive upon the closing of the Acquisition, and without additional consideration, one share of common stock (a “Common Share”) of the Company. All of the gross proceeds (the “Escrowed Funds”) of the offering (the “Offering”) will be held in escrow pending completion of the Acquisition. If the closing of the Acquisition does not take place before March 31, 2011, the Escrowed Funds will be returned to holders of the Subscription Receipts, including interest thereon.

Size of Offering:	CAD$58,246,875.

Price:	CAD$4.75 per Subscription Receipt.

Use of Proceeds:
The net proceeds of the Offering will be used to extinguish up to approximately USD$43 million of debt indirectly assumed by the Company in connection with the proposed Acquisition, with the balance for general corporate purposes.

Hold Periods:
Transfer of the Subscription Receipts and the underlying Common Shares are subject to all applicable securities laws and the Subscription Receipts may not be transferred to insiders of the Company. As described in more detail below, for those investors who are not “affiliates” of the Company, as defined under the US Securities Act (as defined below), the securities sold under the Offering will be subject to a “hold period” that will expire on the later of:

a) a contractual hold period (the “Contractual Hold Period”) of four months from the Closing Date of the Offering; and

the earlier of: (i) upon effectiveness of a resale registration statement in the United States, and (ii) one year after the Company has filed “Form 10 information” (as defined in Rule 144(i)(3) under the US Securities Act) with the Commission (as defined below), anticipated to expire on November 10, 2011.

B-1

Resale Restrictions and Filing of U.S. Registration Statement:
The securities issued in the Offering, and issuable upon exchange or exercise, are “restricted securities” as defined in Rule 144 under the US Securities Act, and may not be resold without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available. The Company agrees to file a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) for resale of the Common Shares (as defined below) under the US Securities Act as soon as practicable after Closing, and, to use commercially reasonable efforts to cause the registration statement to become effective and to remain effective until the later of (i) six months following the Closing Date, (ii) November 10, 2011, and (iii) 12 months following the date that the Company has filed “Form 10 information” (as defined in Rule 144(i)(3) under the US Securities Act) with the Commission. In the event that the registration statement has not become effective, for whatever reason, on or before the date that is 6 months following the Closing, or, subject to provisions of the Delay Period (as defined below), ceases to be effective at any time that it is required to remain effective hereunder, the initial purchasers of the Subscription Receipts will be entitled to receive an additional 0.10 of a Common Share for each Common Share underlying the Subscription Receipts still subject to US resale restrictions (the “Penalty Shares”). Notwithstanding the issuance of these Penalty Shares, the obligation to obtain and maintain effectiveness of a registration statement shall remain binding on the Company. In addition, the Subscription Receipts (and underlying Common Shares) issuable on the Closing Date will be subject to a four month hold period commencing on the Closing Date, pursuant to (i) National Instrument 45-102 in Canada, and (ii) the Contractual Hold Period applicable to all subscribers in the Offering. A “legend” in the form prescribed by National Instrument 45-102 or other applicable securities legislation, including US securities laws, or stock exchange rules will appear on the securities certificates, together with such additional legends as may be appropriate in the circumstances. Notwithstanding the Company’s agreement to file a resale registration statement, the Company may delay or suspend the effectiveness of the Registration Statement (a “Delay Period”) if the board of directors of the Company determines in good faith that effectiveness should be suspended in accordance with the rules and regulations under the US Securities Act or that the disclosure of material non-public information at such time would be detrimental to the Company and its subsidiaries, taken as a whole; provided that the term of any Delay Period and any period(s) during which the registration statement is not available to enable holders to effect resales thereunder, shall extend the period the registration statement is required to be effective. The aggregate Delay Period for all pending developments shall not exceed 45 calendar days in any 180-day period. Notwithstanding the foregoing, the Company shall use its commercially reasonable efforts to ensure that the registration statement is declared effective and its permitted use is resumed following a suspension as promptly as practicable and that in no event will a Delay Period be in effect or the ability of holders to effect resales under such registration statement be impaired during any period in which the Company is effecting a primary public offering of its securities in the United States or Canada, thus giving effect to the intention that purchasers in this Offering shall have the ability to effect public resales of their securities at the same time and on the same basis as purchasers in any such primary public offering.

Condition to Closing:
The Company shall have entered into a definitive transaction agreement in connection with the acquisition of Choice Environmental Services Inc., such transaction to be in form and substance generally consistent with the description of such provided to the subscribers.

Offering Jurisdictions:
Private placement to “accredited investors” in the provinces of Canada (collectively, the “Offering Jurisdictions”), and into the United States pursuant to Regulation D under the United States Securities Act of 1933, as amended (the “US Securities Act”) or in such other manner as to not require registration under the U.S. Securities Act, and jurisdictions other than Canada and the United States, provided that the Company is not required to file a prospectus or other disclosure document or become subject to continuing reporting obligations in such other jurisdictions.

Form of Offering:
Marketed, subject to an agency agreement containing “material adverse change”, “regulatory”, “disaster” and “market out” out clauses, customary for a transaction of this nature running to the Closing Date.

Listing and Regulatory Approval:
The Common Shares trade on the Toronto Stock Exchange under the symbol “SWI” and on the NASDAQ under the symbol “SWSH”. The closing of the Offering is subject to approval of the Toronto Stock Exchange.

Eligibility for Investment:	Subject to standard qualifications, the Subscription Receipts and underlying securities will be eligible for investment for RRSPs, RESPs, RRIFs, DPSPs and TFSAs under the Income Tax Act (Canada).

Closing Date:	On or about February 23, 2011

B-2

SCHEDULE “C”
CERTIFICATE OF SUBSCRIBERS
UNITED STATES ACCREDITED INVESTOR CERTIFICATE

TO:	SWISHER HYGIENE INC. (the “Company”)

AND TO:	CLARUS SECURITIES INC. and BROADBAND CAPITAL MANAGEMENT LLC (the “Agents”)

RE:	SUBSCRIPTION FOR SUBSCRIPTION RECEIPTS OF THE COMPANY

Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the subscription agreement to which this certificate was attached.
The undersigned (the “Subscriber”) represents, warrants and covenants to the Company that:
1. the Subscriber (and if the Subscriber is acting on behalf of a principal, then also for the principal for whom the Subscriber is acting) satisfies one or more of the categories of “accredited investor” as that term is defined in Rule 501 of the Securities Act of 1933, as amended (the “U.S. Securities Act”), by virtue of the Subscriber being:
[please indicate “Sub” for Subscriber, and if acting on behalf of one or more beneficial purchaser, “BP” for each beneficial purchaser]

Category 1.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Subscription Receipts, with total assets in excess of US$5,000,000

Category 2.
A natural person whose individual net worth or joint net worth with that person’s spouse, at the date hereof, exceeds US$1,000,000, excluding the value of the primary residence of such natural person, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property

Category 3.
A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year

Category 4.
A trust that: (a) has total assets in excess of US$5,000,000, (b) was not formed for the specific purpose of acquiring the Subscription Receipts, and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Subscription Receipts

C-1

Category 5.
Any bank as defined in Section 3(a)(2) of the U.S. Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the U.S. Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; or any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors

Category 6.	Any director or executive officer of the issuer of the securities being offered or sold.

Category 7.	A private business development as defined in Section 202(a)(22) of the Investment Advisors Acts of 1940

Category 8.	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories
2. (a) if the undersigned is the Subscriber, he or she is making the above statement based on personal knowledge of his or her financial situation and has reviewed personal financial documentation with an accountant, financial advisor or other financial professional, if necessary, to determine that the above statement is true; or (b) if the undersigned is other than the Subscriber, he or she is making the above statement based on a review, if necessary, of the financial statements of the Subscriber for the most recently completed financial year and any interim financial statements prepared since the end of such financial year and has undertaken such other review and due diligence necessary to determine and certify that the Subscriber is an “accredited investor” as that term is defined in Rule 501(a) or any entity in which all of the equity owners are “accredited investors” under the U.S. Securities Act; and
3. the Subscriber understands that the Company is relying on this certificate as evidence of the Subscriber’s status as an institutional “accredited investor” in accordance with Rule 501(a) of the U.S. Securities Act and further understands that the Company may, in its sole discretion, require the Subscriber to execute a new and separate certificate each time the Subscriber subscribes for additional Subscription Receipts.
DATED at                           this                 day of                                                             , 2011.

Signature of Subscriber (if an individual)	Name of Subscriber (if not an individual)

Name of Subscriber (if an individual)	Per: (Signature of Authorized Representative)

Name and Title of Authorized Representative

C-2

SCHEDULE “D”
CANADIAN ACCREDITED INVESTOR CERTIFICATE
The Subscriber or its disclosed principal, as the case may be, hereby represents, warrants and certifies (by completing and signing this certificate below) on its own behalf or, if applicable, on behalf of those for whom the Subscriber is contracting hereunder, to the Company and its counsel (which representations, warranties and certifications shall survive Closing) and acknowledges that the Company and its counsel are relying thereon that the Subscriber or, if applicable, its disclosed principal, is a resident of or otherwise subject to the securities legislation of a province or territory of Canada, the Subscriber or such disclosed principal is an “accredited investor”, as such term is defined in National Instrument 45-106 — Prospectus and Registration Exemptions (“NI 45-106”) and, as at the time the subscription is accepted by the Company, the Subscriber or the disclosed principal, as the case may be, will fall within one or more of the following categories (Please initial one or more, as applicable):

______	(a)	a Canadian financial institution, or an authorized foreign bank named in Schedule III of the Bank Act (Canada);

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

______	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

______	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer registered under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

______	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

______	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

______	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current year;

______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

______	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in section 2.10 of NI 45-106 or section 2.19 of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106;

______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

______	(u)	an investment fund that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.
For the purposes of the representation and warranties set out above, the terms set out below shall have the following meanings:
“bank” means a bank named in Schedule I or II of the Bank Act (Canada);
“Canadian financial institution” means
(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“director” means
(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and
(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;
“eligibility adviser” means
(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and
(b)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not (i) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and (ii) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;
“financial assets” means
(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;
“individual” means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;
“instrument” means National Instrument 45-106 — Prospectus and Registration Exemptions of the Canadian Securities Administrators;
“investment fund” has the same meaning as in National Instrument 81-106 — Investment Fund Continuous Disclosure;
“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;
“mutual fund” has the meaning ascribed to such term under the securities legislation of the applicable jurisdiction;
“non-redeemable investment fund” has the same meaning as in National Instrument 81-106 — Investment Fund Continuous Disclosure;
“officer” means the chair, any vice chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer or a company by law or similar authority, or any individual acting in a similar capacity on behalf of the issuer;
“person” includes
(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;
“related liabilities” means
(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;
“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
“spouse” means, an individual who,
(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);
“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.
Control
A person (first person) is considered to control another person (second person) if
(a)	the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.
* * * * * * * * *

The foregoing representations contained in this certificate are true and accurate as of the date hereof and will be true and accurate as of the Closing Date. If any such representations shall not be true and accurate prior to the Closing Date, the Subscriber shall give immediate notice to the Company.
EXECUTED by the Subscriber at _______________ this ______ day of ________________, 2011.

If a corporation, partnership or other entity:	If an individual:

Print Name of Subscriber	Print Name

Signature of Authorized Signatory	Signature

Name and Position of Authorized Signatory	Jurisdiction of Residence

Jurisdiction of Residence	Print Name of Witness

Signature of Witness

SCHEDULE “E”
CERTIFICATE OF NON-CANADIAN SUBSCRIBERS
(OTHER THAN U.S. SUBSCRIBERS)
The Subscriber or its disclosed principal, as the case may be, hereby represents, warrants and certifies (by completing and signing this certificate below) on its own behalf or, if applicable, on behalf of those for whom the Subscriber is contracting hereunder, to the Company and its counsel (which representations, warranties and certifications shall survive the Closing) and acknowledges that the Company and its counsel are relying thereon that the Subscriber or, if applicable, its disclosed principal, is a resident of or otherwise subject to, the securities legislation of a jurisdiction other than Canada or the United States, and:
(a)	the Subscriber is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:
(i)	a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Subscription Receipts as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person; or
(ii)	a purchaser which is purchasing Subscription Receipts pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Company, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Company such further particulars of the exemption and their qualification thereunder as the Company may reasonably request;
(b)	the purchase of Subscription Receipts by the Subscriber, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration, filing or other obligation on the part of the Company; and
(c)	the Subscriber, and (if applicable) any other purchaser for whom we are contracting hereunder will not sell or otherwise dispose of any Subscription Receipts, except in accordance with applicable securities laws including in Canada and the United States, and if the Subscriber, or (if applicable) such beneficial purchaser sells or otherwise disposes of any Subscription Receipts to a person other than a resident of Canada or the United States, as the case may be, the Subscriber, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Subscription Agreement and Schedule D and shall comply with such other requirements as the Company may reasonably require.
Dated at _____________ this ________ day of _______________, 2011.

Name of Subscriber

By:

Signature

Title

E-1

SCHEDULE “F”
REGISTRATION RIGHTS
Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Subscription Agreement to which this schedule is attached. The terms of this Schedule “F” are incorporated by reference into the Subscription Agreement to which it is attached.
          Section 1. Definitions. As used in this Schedule, the following terms have the respective meanings set forth in this Section 1:
          “Advice” has the meaning set forth in Section 7(c).
          “Commission” means the U.S. Securities and Exchange Commission.
          “Effective Date” means the date on which the Registration Statement is first declared effective by the Commission.
          “Effectiveness Period” has the meaning set forth in Section 2(a).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Holder” or “Holders” means the Investors and other holder or holders (assignees pursuant to Section 7(f) hereof), as the case may be, from time to time of Registrable Securities.
          “Indemnified Party” has the meaning set forth in Section 6(c).
          “Indemnifying Party” has the meaning set forth in Section 6(c).
          “Investor” means the Subscriber pursuant to the Subscription Agreement to which this Schedule is attached.
          “Losses” has the meaning set forth in Section 6(a).
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Prospectus” means the final prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          “Registrable Securities” means: (i) the Shares and Penalty Shares, and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event. Such securities will cease to be Registrable Securities upon transfer pursuant to the Registration Statement or Rule 144 under the Securities Act or at such time as such securities become transferable without any restrictions or limitations in accordance with Rule 144(b) (or any successor provision).
          “Registration Statement” means the registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre and post effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Securities Act” means the United States Securities Act of 1933, as amended.
          “Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to the Subscription Receipt Agreement.
          “Trading Day” means any day on which the TSX or the Nasdaq is open for trading.
Section 2. Registration.
(a)	The Company shall prepare and file with the Commission the Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose if the Company then qualifies for the use of Form S-3 or such other form of SEC registration statement). Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of the Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible and in any event by no later than the date which is six months after the Closing Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective and available for use by Holders under the Securities Act until the date which is the latest of (i) six months after the Closing Date or (ii) such time as all of the Registrable Securities covered by the Registration Statement have been publicly sold by the Holders or (iii) at such time as all of the Registrable Securities become transferable without any restrictions or limitations in accordance with Rule 144(b)(1) (or any successor provision) or (iv) November 10, 2011 (the “Effectiveness Period”).

(b)	Within three business days following the date on which the Registration Statement is declared effective by the Commission, and assuming no stop-order has been issued with respect to the Registration Statement, the Company shall furnish to each Holder a letter, dated such date, of outside counsel representing the Company addressed to such Holder, confirming such effectiveness and, to the knowledge of such counsel, the absence of any stop order.

(c)	Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Schedule as Annex B (a “Selling Holder Questionnaire”) no later than the Closing Date. The Company shall not be required to include the Registrable Securities of a Holder in the Registration Statement who fails to furnish to the Company a fully completed Selling Holder Questionnaire by the later of (i) the Closing Date or (ii) at least five Trading Days prior to the date of filing of the Registration Statement or pre-effective amendment to the Registration Statement (in no event is the Company required to delay filing the Registration Statement or any pre-effective amendment thereto). Each Holder also agrees to provide the Company with such other information as may be reasonably requested by the Company in connection with the preparation and filing of any

Registration Statement hereunder, including but not limited to providing such information in a timely manner regarding itself, the Registrable Securities and other securities of the Company held by it and the intended method of disposition of the Registrable Securities as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities. The Company shall not be required to include the Registrable Securities of a Holder who fails to provide such reasonably requested information or who objects to the inclusion of required disclosure in the Registration Statement regarding such Holder, the Registrable Securities and other securities of the Company held by it and the intended method of disposition of the Registrable Securities.

(d)	Notwithstanding Section 2(a) hereof, the Company may delay or suspend the effectiveness of the Registration Statement (a “Delay Period”) if the board of directors of the Company determines in good faith that effectiveness of the Registration Statement should be suspended in accordance with the rules and regulations under the Securities Act or that the disclosure of material non-public information (“Pending Developments”) at such time would be detrimental to the Company and its subsidiaries, taken as a whole; provided that if a Delay Period occurs or if, for any other reason, after effectiveness the Registration Statement is not available to enable Holders to effect resales thereunder, the term of any Delay Period(s) and period(s) during which the Registration Statement is otherwise unavailable for use in effecting such resales, the period during which the Registration Statement shall be required to remain effective specified in clause (i) of Section 2(a) of this Schedule “F” shall be extended by the aggregate of the term(s) of any Delay Period(s) or other period(s) during which the Registration Statement may not be used by Holders to effect resales thereunder. Notwithstanding the foregoing, in no event will a Delay Period be in effect or the ability of the holders of the Securities, or the common shares underlying these securities to effect resales under such registration statement be impaired during any period in which the Company is effecting a primary public offering of its securities in the United States or Canada so that holders of the Securities, and the common shares underlying these securities, shall have the ability to effect public resales of their securities at the same time and on the same basis as purchasers in any such primary public offering.

The aggregate Delay Period for all Pending Developments shall not exceed 45 calendar days in any 180-day period. Notwithstanding the foregoing, the Company shall use its commercially reasonable efforts to ensure that the Registration Statement is declared effective and its permitted use is resumed following a suspension as promptly as practicable. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Delay Period. The notice of the existence of a Pending Development shall remain confidential to such Holder until such information otherwise becomes public, unless disclosure by the Holder is required by law and provided that notwithstanding such Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgment that any such information is material, non-public information.

(e)	In the event that the Registration Statement is not declared effective, for whatever reason, by the time period stipulated in Section 2(a) of this Schedule “F” or the Registration Statement ceases to be effective at a time that it is required to remain effective hereunder and such failure to be effective exceeds 45 calendar days in any 180 day period set forth in Section 2(d), then the Company shall issue forthwith, to Investors (and to any subsequent holder on transmission by death but not subsequent assignees unless specifically approved in advance by the Company) 0.10 of a Share (adjusted for any stock split, dividend or other distribution, recapitalization or other similar event and where the total number of Shares to be issued shall be rounded down to the nearest whole number of Shares, with no cash payment being made for the fractional Share) (the “Penalty Shares”) for each Share underlying the Subscription Receipts which remains subject to resale restrictions in the United States and the obligations to obtain and maintain an effective Registration Statement hereunder shall remain binding on the Company.
Section 3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)	Not less than five Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any Prospectus or any amendments or supplements thereto to which a majority of the Holders of Registrable Securities object in good faith, provided that the Company is notified of such objection in writing no later than five Trading Days after the Holders have been so furnished copies of a Registration Statement or any Prospectus or amendments or supplements thereto. The Company and the Holders agree to act in good faith to resolve such objections of the Holders.

(b)	(i) Prepare and file with reasonable promptness with the Commission such amendments, including post effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement and the disposition of all Registrable Securities covered by the Registration Statement.

(c)	Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) and (iv) below, not less than three Trading Days prior to such filing and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to the Registration Statement or any post effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) the occurrence of a Delay Period.

(d)	Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)	Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

(f)	Promptly deliver to each Holder, without charge, copies of each Prospectus or Prospectuses and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g)	The Company shall, at its own expense, cooperate with the Agents and U.S. broker-dealers who, in connection with any resale, may reasonably be considered to be acting as underwriters, with respect to any filing made by any of them with the Financial Industry Regulatory Authority Inc. (“FINRA”) Corporate Financing Department pursuant to FINRA Rule 5110(b)(i) so as to permit such filing and any amendments thereto to be made on a timely basis, if required.

(h)	Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Subscription Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i)	Upon the occurrence of any event contemplated by Section 3(c)(v), use its commercially reasonable efforts to ensure that the use of the Registration Statement or Prospectus may be resumed as promptly as practicable and shall promptly prepare a supplement or amendment, including a post effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall be entitled to exercise its right under this section 3(i) to suspend the availability of a Registration Statement or Prospectus for an aggregate period, including any Delay Period, not to exceed 45 calendar days in any 180-day period. Notwithstanding the foregoing, in no event will such a suspension be in effect during any period in which the Company is effecting a primary public offering of its securities in the United States or Canada, so that holders of the Securities and the common shares underlying these securities shall have the ability to effect public resales of their securities at the same time and on the same basis as purchasers in any such primary public offering.

(j)	Comply with all applicable rules and regulations of the Commission.

Section 4. Obligations of Each Holder. In connection with the registration of Registrable Securities pursuant to the Registration Statement, each Holder shall:

(a)	in the event of an underwritten offering of such Registrable Securities in which such Holder participates, enter into a customary and reasonable underwriting agreement and execute such other documents as the Company and the managing underwriter for such offering may reasonably request; and

(b)	notify the Company when it has sold all of the Registrable Securities held by it.

Section 5. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Schedule by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and auditors, and other reasonable counsel fees and expenses, and including, without limitation, fees and expenses (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market or exchange on which the Common Stock is then listed for trading, (C) with respect to filing fees of FINRA pursuant to FINRA Rule 5110, and (D) with respect to fees relating to compliance with applicable state securities or Blue Sky laws in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Schedule. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Schedule (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

Section 6. Indemnification.

(a)	Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement or Schedule, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, brokers (including brokers who offer to sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call effected on a Holder), partners, members and employees of each of them (and any other persons with a functionally equivalent role of a person holding such titles or performing such functions, notwithstanding a lack of such title or any other title), each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating (1) to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, and (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement and Schedule, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly in writing of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Schedule.

(b)	Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)	Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement and Schedule, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel to the Indemnified Party that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)	Contribution. If a claim for indemnification under Section 6(a) or 6(b) of this Schedule “F” is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses (by reason of public policy or otherwise), then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 7. Miscellaneous.

(a)	Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(b)	Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop transfer orders to enforce the provisions of this paragraph. The Company will use its commercially reasonable efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of Registrable Securities pursuant to Section 3(c)(v) and (vi) hereunder shall be subject to the limitations set forth in the last sentence of Section 3(h).

(c)	Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Schedule.

(d)	Amendments and Waivers. The provisions of this Schedule, including the provisions of this Section 7(d), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the Registrable Securities (treated together as a single class). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates.

(e)	Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be provided in accordance with the terms of the Subscription Agreement to which this Schedule is attached; provided however, that all written notices or copies of documents required to be provided pursuant to this Schedule may be electronic copies transmitted electronically to the Holder’s email address as set forth on the Selling Shareholder Questionnaire, or at set other email address as provided to the Company by the Holder.

(f)	Successors and Assigns. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Subject to the limitations on the ability to assign the right to receive Penalty Shares set forth in section 2(e) of this Schedule “F”, the rights under this Schedule shall be automatically assignable by the Investors to any transferee of 1,000 (one thousand) Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) the transfer of assignment is completed prior to the effectiveness of the Registration Statement or immediately following such transfer or assignment if the further disposition of the securities is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement.

(g)	Severability. If any term, provision, covenant or restriction of this Schedule is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)	Headings. The headings in this Schedule are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)	Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder under this Schedule are several and not joint with the obligations of each other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Schedule. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Schedule. Each Holder acknowledges that no other Holder will be acting as agent of such Holder in enforcing its rights under this Schedule. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Schedule, and it shall not be necessary for any other Holder to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Holders has been provided with the same Schedule for the purpose of closing a transaction with multiple Holders and not because it was required or requested to do so by any Holder.

ANNEX A
Plan of Distribution
     We are registering the shares of common stock to permit the resale of these shares of common stock by the holders of the common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.
     The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,
•	on Nasdaq, the Toronto Stock Exchange or any other exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	sales pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     Broker dealers engaged by the selling stockholders may arrange for other brokers dealers to participate in sales. Broker dealers may receive commissions or discounts from the selling stockholders (or, if any broker dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440. In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares. However, we have advised each selling stockholder that it may not use shares registered under this Registration Statement to cover short sales of shares of common stock, or similar transactions, made prior to the date on which this Registration Statement shall have been declared effective by the Securities and Exchange Commission.
     The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under applicable provisions of the Securities Act , amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     Because selling stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each selling stockholder has advised us that they have not entered into any written or oral agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the shares of common stock. There is no underwriter or coordinating broker acting in connection with the proposed sale of the Common Stock by the Selling Stockholders.
     Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
     There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to this registration statement, of which this prospectus forms a part.
     The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.
     We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $___in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.
     Once sold under this registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

ANNEX B
SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE
     The undersigned beneficial owner of common stock (the “Registrable Securities”) of Swisher Hygiene Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights (the “Registration Rights Agreement”) to which this document is annexed. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
     Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.
     IF NOT DELIVERED TO THE AGENTS PRIOR TO CLOSING OF THE OFFERING, PLEASE FAX OR EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:
Akerman Senterfitt
350 East Las Olas Boulevard, Suite 1600
Fort Lauderdale, Florida
33301-2229
Attention:     Edward Ristaino
Facsimile:     (954) 463-2224
NOTICE
     The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE

1.	NAME.

	(a)	Full Legal Name of Selling Securityholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire — ENTITIES MUST COMPLETE THIS QUESTION):

2.	ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

Telephone:

Fax:

Email:

Contact Person:

3.	BROKER-DEALER STATUS:

	(a)	Are you a broker-dealer?

Yes ___ No ___

	(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ___ No ___

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

	(c)	Are you an affiliate of a broker-dealer?

Yes ___ No ___

	(d)	If you are an affiliate of a broker-dealer. do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ___ No ___

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	BENEFICIAL OWNERSHIP OF SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Subscription Agreement.

(a) Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.	RELATIONSHIPS WITH THE COMPANY:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.
     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner:

By:

Name:

Title:

SCHEDULE “G”
CURRENT 34 ACT FILINGS
Swisher Hygiene Inc.
a)	Registration Statement on Form 10, filed with the SEC on November 9, 2010, as amended on Form 10-A, filed with the SEC on December 15, 2010, January 11, 2011 and January 31, 2011;

b)	Current Reports on Form 8-K, filed with the SEC on January 12, 2011, January 31, 2011, and February 11, 2011; and

c)	Registration Statement on Form 8-A, filed with the SEC on February 1, 2011.

G-1

SCHEDULE “B”
OPINION OF COMPANY’ COUNSEL
1.	the incorporation of the Company and its Material Subsidiaries and that each of the Company and its Material Subsidiaries has not been dissolved;

2.	the qualification of the Company and each of its Material Subsidiaries to carry on its business under the laws of each jurisdiction in which it carries on its business;

3.	the corporate power of each of the Company and Material Subsidiaries to own its property and carry on its business;

4.	the authorized and issued capital of the Company;

5.	based solely on a review of the shareholders’ register of the Material Subsidiaries, the Company is the sole registered holder of all of its outstanding shares in the capital of each Material Subsidiary;

6.	the due authorization and issuance of the Subscription Receipts and the due authorization and reservation for issuance of the Underlying Common Shares and Penalty Shares and that upon issuance with the applicable instrument the Underlying Common Shares and the Penalty Shares will be fully paid and non-assessable;

7.	the approval of the listing of the Underlying Common Shares and Penalty Shares on the Toronto Stock Exchange and the Nasdaq Global Market subject to filing of required documentation and payment of fees within applicable time periods;

8.	the authorization, execution, delivery, binding effect and enforceability of this Agreement, the Subscription Receipt Agreement, the Subscription Receipt Certificates and the Subscription Agreements by, on and against the Company, subject to bankruptcy laws, the availability of equitable remedies and except with respect to rights to indemnity, contribution and waiver of contribution which may be subject to applicable laws;

9.	the appointment of Subscription Receipt Agent at its office in the Toronto as transfer agent and registrar for the Common Shares;

10.	the form of certificate representing the Common Shares has been duly approved by the Company and complies with the laws of the Company’s jurisdiction of incorporation, the constating documents of the Company and the requirements of the Toronto Stock Exchange and the Nasdaq Global Market;

11.	this Agreement and the issuance and sale of the Subscription Receipts, Underlying Common Shares and Penalty Shares not conflicting with or resulting in a breach of or a default under, in any material respect, (i) any of the terms, conditions or provisions of the constating documents of the Company, (ii) any of the resolutions of the directors or shareholders of the Company, (iii) the provisions of any U.S. federal statute, Canadian statute, rule or regulation to which the Company is subject or the Delaware General Corporation Law;

12.	the Company is a reporting issuer not in default under the Securities Laws of each of the Provinces of Canada, and is not in default of its reporting obligations arising as a reporting company under the 1934 Act and the Company will cease to be an entity that is an issuer described in paragraph (i)(l)(i) of the Rule 144 under the 1933 Act on November 10, 2011;

13.	the offering, sale and issuance of the Subscription Receipts, Underlying Common Shares and Penalty Shares in accordance with the terms of this Agreement are exempt from the prospectus requirements of the Canadian Securities Laws, and the only filing, proceeding, approval, permit, consent or authorization required to be made, taken or obtained under the Securities Laws is the filing with the applicable provincial securities regulatory authority within the prescribed time periods, of a report in Form 45-106FI (as prescribed by National Instrument 45-106 of the Canadian Securities Administrators) prepared and executed in accordance with applicable Securities Laws, together with the requisite filing fees;

14.	The first trade, if any, by Subscriber, of the Subscription Receipts, other than a trade which is otherwise exempt under the Securities Laws of the Canadian Selling Jurisdictions, will be a distribution subject to the prospectus and registration requirements of the Securities Laws of the Canadian Selling Jurisdictions unless:
(a)	the Company is and has been a reporting issuer in one of the jurisdictions in Canada for the four months immediately preceding the trade;

(b)	at least four months have elapsed form the Closing Date;

(c)	the certificates representing the Subscription Receipts bear a legend in the form prescribed by NI 45-102;

(d)	the first trade is not a “control distribution” (within the meaning of NI 45-102);

(e)	no unusual effort is made to prepare the market or to create a demand for the security that is subject of the trade;

(f)	no extraordinary commission or consideration is paid to a person in respect of the trade;

(g)	if the Subscriber is an insider or officer of the Company, such Subscriber has no reasonable grounds to believe the Company is in default of securities legislation (as such term is defined in National Instrument 14-101 — Definitions).
15.	The offer and sale of the Subscription Receipts, Underlying Common Shares and Penalty Shares to the Subscribers in the manner described in the Agency Agreement and

Subscription Agreements are exempt from the registration provisions of the U.S. Securities Act.
16.	The Company is not an “investment company” (as defined in the Investment Company Act of 1940) that is required to be registered under such Act.

SCHEDULE “C”
U.S. TERMS AND CONDITIONS
This is Schedule “C” to the Agency Agreement among Clarus Securities Inc., Broadband Capital Management LLC. and TD Securities Inc. (collectively, the “Agents”) and Swisher Hygiene Inc. (the “Company”) made as of February 23, 2011.
As used in this schedule, the following terms shall have the meanings indicated:

Accredited Investor	means an “accredited investor” as defined in Rule 501(a) of Regulation D;

General Solicitation or General Advertising	means general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine, or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, or any other manner of conduct involving a public offering in the United States within the meaning of Section 4(2) of the U.S. Securities Act;

Regulation D	means Regulation D under the U.S. Securities Act;

Regulation S	means Regulation S under the U.S. Securities Act;

United States	means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

U.S. Exchange Act	means the United States Securities Exchange Act of 1934, as amended;

U.S. Person	means “U.S. person” as defined in Rule 902(k) of Regulation S;

U.S. Securities Act	means the United States Securities Act of 1933, as amended.
All other capitalized terms used but not otherwise defined in this Schedule “A” shall have the meanings assigned to them in the Agency Agreement to which this Schedule “A” is attached.
Representations, Warranties and Covenants of the Agents
The Agents acknowledge that the Securities have not been and will not be registered under the U.S. Securities Act or applicable state securities laws and may not be offered or sold, except in accordance with an exemption or exclusion from the registration requirements of the U.S. Securities Act and applicable state securities laws. Accordingly, the Agents, represent, warrant and covenant to and with the Company that:

1.	The Agents have offered and sold and will offer and sell the Subscription Receipts only as provided in paragraphs 2 through 12 below.

2.	All offers and sales of Subscription Receipts to persons in the United States have been or will be made by the Broadband in accordance with applicable U.S. federal and state broker-dealer requirements.

3.	Broadband is duly registered as broker-dealers under section 15(b) of the U.S. Exchange Act and are members of, and in good standing with, Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers, Inc.) on the date hereof and on the date offers and sales were made in the United States.

4.	Any offer, sale or solicitation of an offer to buy the Subscription Receipts was or will be made only to Accredited Investors in transactions that are exempt from registration pursuant to Rule 506 of Regulation D under the U.S. Securities Act and available exemptions under all applicable state securities laws and require no filings or actions except as otherwise agreed by the Company.

5.	Immediately prior to any offer or sale of the Subscription Receipts, the Agents had a pre-existing relationship with such offeree or purchaser and had or will have reasonable grounds to believe and did or will believe that each such offeree or purchaser was an Accredited Investor.

6.	None of the Agents or any of their affiliates or any person acting on its or their behalf has used or will use any form of General Solicitation or General Advertising or has offered or will offer to sell the Subscription Receipts in any manner involving a public offering in the United States within the meaning of Section 4(2) of the U.S. Securities Act.

7.	They have not entered and will not enter into any contractual arrangement with respect to the distribution of the Subscription Receipts except with its affiliates, any selling group members or with the prior written consent of the Company. The Agents shall cause and each affiliate or selling group member participating in the distribution of the Subscription Receipts to agree, for the benefit of the Company, to the same provisions contained in this Schedule “C” as apply to the Agents as if such provisions applied to such persons.

8.	All purchasers of Subscription Receipts shall be informed that the Securities have not been and will not be registered under the U.S. Securities Act and the Subscription Receipts are being offered and sold in reliance upon an exemption from the registration requirements of the U.S. Securities Act provided by Rule 506 of Regulation D and/or Section 4(2) of the U.S. Securities Act.

9.	Prior to completion of any sale of Subscription Receipts, each purchaser will be required to complete and execute a subscription agreement in the form or forms consented to by the Company and the Agents.

10.	At the Closing, the Agents will provide a certificate substantially in the form of Exhibit 1 to this Schedule, relating to the manner of the offer and sale of the Subscription Receipts.

11.	Neither the Agents, their respective affiliates nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Subscription Receipts or the Securities.

12.	The Agents agree that all certificates representing the Securities sold in the United States as part of the Offering, and all certificates issued in exchange for or in substitution of the foregoing

Securities, will bear a legend provided for in the subscription agreement to be completed and executed by each purchaser.
Representations, Warranties and Covenants of the Company
The Company represents, warrants, covenants and agrees to and with the Agents and the U.S. Placement Agent that:
1.	Neither the Company nor any of their affiliates, nor any person acting on their or its behalf (except the Agents, their affiliates and any person acting on any of their behalf, as to which no representation is made) has taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Securities, or has taken or will take any action that would cause the exemption afforded by Rule 506 of Regulation D or Section 4(2) of the U.S. Securities Act to be unavailable for offers and sales of Subscription Receipts or Securities pursuant to the Agency Agreement or for exercises or conversion of Subscription Receipts or Warrants.

2.	None of the Company, its affiliates or any person acting on its or their behalf (except the Agents, their affiliates and any person acting on any of their behalf, as to which no representation is made) has engaged or will engage in any form of General Solicitation or General Advertising.

3.	Neither the Company nor any of its affiliates has offered or sold, for a period of six months prior to commencement of the offering of the Subscription Receipts, and will not offer or sell, any securities in a manner that would be integrated with the offer and sale of the Subscription Receipts and would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Securities.

4.	None of the Company or any of its affiliates or any person acting on its or their behalf has offered or sold or will offer or sell any of the Subscription Receipts or the Shares sold pursuant to the Offering except through the Agents or a U.S. Placement Agent in accordance with this Schedule.

EXHIBIT 1
AGENTS’ CERTIFICATE
     In connection with the offering of the Securities of Swisher Hygiene Inc. (the “Corporation”) pursuant to the Agency Agreement dated as of February 23, 2011 among the Corporation , and the Agents named therein (the “Agency Agreement”), the undersigned hereby certifies, as follows:
(A)	Broadband Capital Management LLC is a duly registered broker or dealer with the United States Securities and Exchange Commission and is a member of and is in good standing with the Financial Industry Regulatory Authority Inc. on the date hereof and on the dates of such offers and sales;

(B)	all offers and sales of Securities in the United States, or to, or for the account or benefit of, a U.S. Person, have been effected in accordance with federal and state U.S. broker-dealer requirements in all material respects;

(C)	immediately prior to contacting any offeree, we had reasonable grounds to believe and did believe that each offeree was an “accredited investor” as specified in Rule 501(a) of Regulation D (an “Accredited Investor”) under the Securities Act of 1933, as amended (the “U.S. Securities Act”) and, on the date hereof, we continue to believe that each person purchasing Securities is an Accredited Investor;

(D)	no form of general solicitation or general advertising (as those terms are used in Regulation D under the U.S. Securities Act) was used by us, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television, or telecommunications, including electronic display or the connection with the offer or sale of the Securities;

(E)	the offering of the Securities has been conducted by us in accordance with the terms of the Agency Agreement; and

(F)	prior to any sale of Securities, we obtained properly completed and executed Subscription Agreements from all purchasers.

Terms used in this certificate have the meanings given to them in the Agency Agreement unless otherwise defined herein.
Dated this       day of February, 2011

BROADBAND CAPITAL MANAGEMENT LLC
By:
Name:
Title:

SCHEDULE “D”
[INTENTIONALLY OMITTED — SEE EXHIBIT 10.2 TO THIS CURRENT REPORT ON FORM 8-K ]

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SCHEDULE “E”
February 23, 2011
Clarus Securities Inc.
1615, 200 Burrard Street
Vancouver, British Columbia
V6C 3L6
Broadband Capital Management LLC
712 5th Avenue
22nd Floor
New York, New York 10019
TD Securities Inc.
TD Tower, 66
Wellington Street West, 8th Floor
Toronto, ON M5K 1A2
Ladies and Gentlemen:
     The undersigned director or officer of Swisher Hygiene Inc. (the “Company”) understands that Clarus Securities Inc., Broadband Capital Management LLC and TD Securities Inc. (together, the “Agents”) have entered into an agency agreement with the Company dated February 23, 2011 (the “Agency Agreement”) providing for the private placement offering (the “Offering”) of 12,262,500 Subscription Receipts (as such term is defined in the Agency Agreement). This Lock-Up Agreement is being entered into in accordance with Section 10(d) of the Agency Agreement.
     In consideration for the benefit that the Offering will confer upon the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees with the Company and the Agents that the undersigned will not, directly or indirectly, without the prior written consent of Clarus Securities Inc. (which consent may not be unreasonably withheld):
(i)	offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, announce any intention to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any common shares in the capital of the Company (“Common Shares”) or any securities convertible into or exchangeable or exercisable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition; or

(ii)	enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise; or

(iii)	to publicly announce an intention to effect any transaction specified in clause (i) or (ii) above,

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in each case, until the later to occur of (i) four months and one day after the Closing Date (as defined in the Agency Agreement); and (ii) the earlier of: (a) November 10, 2011; and (b) the date the Registration Statement (as defined in the Agency Agreement) becomes effective, other than pursuant to a bona fide offer by a third party to acquire Common Shares or securities exchangeable or convertible into Common Shares made to all holders of such securities. For the purposes of clarity, this Lock-up Agreement does not apply to actions taken by the undersigned on behalf of the Company in his official capacity as an officer or director of the Company.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.
     The undersigned understands that the Company and the Agents will proceed with the Offering in reliance on this Lock-Up Agreement and the representation and warranties contained herein.
     This Lock-Up Agreement will be governed by the laws in force in the Province of Ontario and the laws of Canada applicable therein.

Very truly yours,
By:
Name:
Title:

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